As filed electronically with the Securities and Exchange Commission on or about January 29, 2026

Registration No. 333-_______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[      ] Pre-Effective Amendment No. [      ] Post-Effective Amendment No. ___

TRUTH SOCIAL FUNDS

(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205,
Richmond, VA 23235

(Address of Principal Executive Offices)

(804) 267-7400

(Registrant’s Telephone Number)

The Corporation Trust Co.

Corporation Trust Center, 1209 Orange St.,

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copy to

John H. Lively

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

__________________________________________

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest (no par value per share) of
the Truth Social God Bless America ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective on February 28, 2026, pursuant to Rule 488.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

TIDAL TRUST I

GOD BLESS AMERICA ETF

March __, 2026

Dear Shareholder:

A special meeting of Shareholders of the God Bless America ETF (the “Target Fund”), a series of Tidal Trust I (the “Target Fund Trust”), will be held at the offices of the Target Fund Trust, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53202, on April 6, 2026, at [         ] [a.m./p.m.] Eastern time (the “Meeting”). At the Meeting, shareholders of the Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Target Fund to the Truth Social God Bless America ETF (the “Acquiring Fund”), a newly formed actively-managed exchange-traded fund organized as a separate series of Truth Social Funds, in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”).  If the Plan is approved and the Reorganization is completed, shareholders of the Target Fund at the time of the Reorganization will receive shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of shares of the Target Fund held by the shareholder immediately prior to the Reorganization.

Tidal Investments LLC (“Tidal”) is the investment adviser to the Target Fund and Curran Financial Partners LLC (“Curran”) is the investment sub-adviser to the Target Fund. Curran recommended to the Target Fund Trust’s Board of Trustees (the “Board”) that the Target Fund be reorganized into the Acquiring Fund, a newly created series of Truth Social Funds. Following the Reorganization, Yorkville America Equities, LLC (“Yorkville”) will serve as the investment adviser. Curran will serve as the investment sub-adviser providing day-to-day portfolio management. Tidal will act as the trading sub-adviser responsible for trading portfolio securities and broker-dealer selection. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. It is expected that the Acquiring Fund’s portfolio will be managed by the same Curran portfolio manager who is currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective and principal investment strategies of the Acquiring Fund are the same as those of the Target Fund and the principal risks and fundamental investment policies of the Acquiring Fund and the Target Fund are substantially similar, as discussed in more detail in the attached Proxy Statement/Prospectus.

As the Acquiring Fund will have the same unitary management fee as the Acquiring Fund, the Reorganization is not expected to result in any increase in shareholder fees or expenses. In addition, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board may consider additional actions with respect to the Target Fund.

After careful consideration, and based on the recommendation of Curran, the Board has unanimously approved the Reorganization and recommends that Target Fund shareholders vote “FOR” the Reorganization. Enclosed in these materials is (i) a Notice of Special Meeting of Shareholders; and (ii) a Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison to the Target Fund, and the Reorganization, including the reasons for proposing the Reorganization.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund that you own, while each fractional share is entitled to a proportionate fractional vote. Please read the enclosed materials carefully and then cast your vote.

We encourage you to vote your shares as soon as possible. While you are welcome to attend the Meeting, most shareholders cast their vote by completing and returning the enclosed proxy card or by voting by telephone or via the Internet. A postage-paid envelope is enclosed for mailing the proxy card, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Our proxy solicitor, [EQ Fund Solutions LLC], may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

Eric W. Falkeis
President, Tidal Trust I on behalf of God Bless America ETF

If You Need Any Assistance Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call [EQ Fund Solutions LLC] at [                       ] Weekdays From [9:00 a.m. To 10:00 p.m. Eastern Time].

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Important Information for Shareholders of

GOD BLESS AMERICA ETF

March --, 2026

Although we recommend that you read in its entirety the enclosed Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Meeting”) of God Bless America ETF (the “Target Fund”) to be held on April 6, 2026.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.	You are receiving the Proxy Statement/Prospectus as a shareholder of the Target Fund. At the Meeting, shareholders of the Target Fund will be asked to vote on the following proposal, which will result in shareholders of the Target Fund exchanging their shares for those of a newly created actively-managed exchange-traded fund:

To approve the Agreement and Plan of Reorganization (the “Plan”) by and between Tidal Trust I (the “Target Fund Trust”), on behalf of the God Bless America ETF (“the Target Fund”), and Truth Social Funds (the “Acquiring Fund Trust”), on behalf of its series, Truth Social God Bless America ETF, a newly-formed shell fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The Board of Trustees of the Target Fund Trust (the “Board”) has determined that such proposal is in the best interests of the Target Fund and recommends that you vote FOR the proposal.

Q.	Why is the Reorganization being recommended?

A.	Tidal Investments LLC (“Tidal”) is the investment adviser to the Target Fund and Curran Financial Partners LLC (“Curran”) is the investment sub-adviser. Curran recommended to the Board that the Target Fund be reorganized into the Acquiring Fund, a newly created shell series of the Acquiring Fund Trust. Yorkville America Equities, LLC (“Yorkville”) will serve as investment adviser pursuant to an investment advisory agreement with the Acquiring Fund Trust. Curran will serve as the investment sub-adviser providing day-to-day portfolio management pursuant to a sub-advisory agreement with Yorkville. Tidal will act as the trading sub-adviser responsible for trading portfolio securities and broker-dealer selection, pursuant to a separate sub-advisory agreement with Yorkville. The Acquiring Fund’s portfolio will be managed by the same Curran portfolio manager who is currently responsible for the day-to-day management of the Target Fund’s portfolio.

Curran recommended the Reorganization to the Board because Curran believes that Yorkville can better differentiate the Acquiring Fund in the marketplace and add the Acquiring Fund to Yorkville’s existing distribution networks, which could potentially improve the long-term viability of the Acquiring Fund by adding size and scale to the Fund, with the increased scale potentially improving the Acquiring Fund’s liquidity and reducing the Acquiring Fund’s bid/ask spread relative to the Target Fund. Yorkville seeks to continue building the Yorkville platform through marketing and strategic acquisitions of ETFs with similar investment themes. Yorkville believes that the addition of the Target Fund, managed by Curran, under Yorkville’s oversight, to the Acquiring Fund Trust is a compelling proposition. To that end, Curran also indicated that it believes that the Reorganization will allow the Target Fund to be associated with a full suite of similarly-themed funds, increasing the Target Fund’s visibility to its target audience. It is anticipated that the Target Fund will benefit from complimentary marketing and sales support, and other economies of scale. The Acquiring Fund is a newly created series of the Acquiring Fund Trust that was created specifically for the purpose of acquiring the assets and assuming the liabilities as set forth in the Plan. The Reorganization will allow Curran to continue implementing the Target Fund’s investment strategies under the oversight of Yorkville, and ultimately the Acquiring Fund Trust’s Board of Trustees.

Q.	How will the Reorganization work?

A.	Below is a summary of certain aspects of the proposed Reorganization.

●	It is proposed that, subject to shareholder approval, the Target Fund be reorganized into the Acquiring Fund, a newly created fund organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Target Fund and continue the business of the Target Fund as a series of the Acquiring Fund Trust. The Reorganization, if approved by shareholders of the Target Fund, would be accomplished in accordance with the Plan, a form of which is attached to the Proxy Statement/Prospectus as Exhibit A.

●	Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, followed immediately by the distribution by the Target Fund to each of its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, in complete liquidation of the Target Fund. Upon the closing of the Reorganization, each Target Fund Shareholder would cease to be a shareholder of the Target Fund and would become a shareholder of the Acquiring Fund. Thereafter, the Target Fund would be liquidated and terminated.

●	If the Reorganization is approved by shareholders and you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive a number of shares of the Acquiring Fund (“Acquiring Fund Shares”) that have the same NAV as your shares of the Target Fund (“Target Fund Shares”) as of immediately prior to Closing.

Q.	Has the Board approved the Reorganization?

A.	Yes, the Board unanimously approved the Reorganization and determined that the Reorganization would be in the best interests of the Target Fund and its shareholders. Accordingly, the Board recommends that shareholders of the Target Fund approve the Reorganization proposal. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Proxy Statement/Prospectus below.

Q.	How will the Reorganization affect me as a shareholder?

A.	Shareholders of the Target Fund as of the closing date of the Reorganization will become shareholders of the Acquiring Fund. Shareholders of the Target Fund at the time of the Reorganization will receive shares of the Acquiring Fund. An account will be created for each shareholder of the Target Fund that will be credited with shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the Target Fund shares held by the shareholder immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to qualify as a tax-free “reorganization” for federal income tax purposes and, as such, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes due solely to the exchange of such shares.

Q:	How do the Funds’ objectives, strategies and risks compare?

A.	The Acquiring Fund has the same investment objective and principal investment strategies as the Target Fund. Because the Acquiring Fund and the Target Fund have the same principal investment strategies, the Funds are subject to substantially similar principal risks although the Acquiring Fund has disclosed certain additional principal risk factors that are not disclosed as principal risk factors for the Target Fund.

Q:	How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?

A.	The Reorganization will shift overall investment responsibility for the Target Fund from Tidal to Yorkville. Yorkville will serve as investment adviser to the Acquiring Fund and Curran will serve as the investment sub-adviser providing day-to-day portfolio management to the Acquiring Fund. Tidal currently serves as investment adviser to the Target Fund and Curran serves as the investment sub-adviser to the Target Fund. The Acquiring Fund’s portfolio will be managed by the same Curran portfolio manager who is currently responsible for the day-to-day management of the Target Fund’s portfolio. Tidal will act as the trading sub-adviser responsible for trading portfolio securities for the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions.

Q:	Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

A:	Yes, the Target Fund and the Acquiring Fund have different Boards of Trustees. In addition to the change of investment advisers, the Target Fund and the Acquiring Fund have different service providers as set forth below:

Service Providers	Target Fund	Acquiring Fund
Investment Adviser	Tidal Investments LLC	Yorkville America Equities, LLC
Investment Sub-Adviser	Curran Financial Partners LLC	Curran Financial Partners LLC Tidal Investments LLC
Principal Underwriter/Distributor	Foreside Fund Services, LLC	PINE Distributors, LLC
Administrator	Tidal ETF Services LLC	Commonwealth Fund Services, Inc. (co-administrator)
Fund Accountant, Co-Administrator & Transfer Agent	N/A	U.S Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services)
Fund Accountant & Transfer Agent	U.S. Bank Global Fund Services	N/A
Custodian	U.S. Bank N.A.	U.S. Bank N.A.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	KPMG LLP
Legal Counsel	Godfrey & Kahn, S.C	Practus, LLP

Q.	Will the Target Fund or Acquiring Fund have to pay any direct fees or expenses in connection with the Reorganization?

A.	No. Neither Fund will have to pay any direct fees or expenses in connection with the Reorganization.

The Target Fund and Acquiring Fund have the same investment objectives and investment strategies. Therefore, there is not expected to be any portfolio repositioning by the Target Fund prior to Reorganization. Accordingly, no commission or other direct transactional fees are expected to be incurred by the Target Fund in connection with the Reorganization.

Q.	How will the Reorganization impact ongoing fees and expenses?

A.	The Acquiring Fund will pay the same unitary management fee rate currently paid by the Target Fund. The Acquiring Fund also is expected to have the same total operating expenses as the Target Fund. See also “The Reorganization—Synopsis—Fees and Expenses” in the Proxy Statement/Prospectus below.

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganization?

A.	No, the Reorganization is expected to qualify as a tax-free “reorganization” for federal income tax purposes and, accordingly, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. If a shareholder chooses to sell Target Fund Shares prior to the Reorganization, such sale may generate taxable gain or loss; therefore, the shareholder may wish to consult a tax advisor before doing so.

Q.	When will the proposed Reorganization be completed?

A.	If approved by the Target Fund Shareholders and the conditions to closing are satisfied (or otherwise waived), the Reorganization is expected to occur on or about ___________2026, or such other date as agreed to by the parties (the “Closing Date”).

Q.	How does the Board of Trustees of the Target Fund recommend that shareholders vote on the proposed Reorganization?

A.	After careful consideration, the Board has determined that the Reorganization is in the best interests of the Target Fund and recommends that shareholders vote FOR the proposal.

Q.	How can I vote?

A.	You can vote in any one of four ways:

●	by mail, by completing and sending the enclosed proxy card, signed and dated;

●	by phone, by calling the toll-free number listed on your proxy card and following the recorded instructions (no postage is required if mailed in the United States);

●	via the Internet, by visiting the Internet address and following the instructions set forth on your proxy card; or

●	by attending the Meeting—shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined in the Proxy Statement/Prospectus), to be admitted to the Meeting.

Q.	Whom should I call if I have any questions?

A.	Please call [EQ Fund Solutions LLC], the Funds’ proxy solicitor, at [ ], weekdays from 9:00 a.m. to 10:00 p.m. Eastern time.

Q.	What will happen if the required shareholder approval is not obtained?

A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action at that time, which may include the Target Fund continuing to operate as a series of the Target Fund Trust, or the Board evaluating other possible reorganizations.

God Bless America ETF

234 West Florida Street, Suite 700,

Milwaukee, Wisconsin 53204

Notice of Special Meeting of Shareholders
To be held on April 6, 2026

March  , 2026

To the Shareholders of God Bless America ETF:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the God Bless America Fund (the “Target Fund”), a series of Tidal Trust I, will be held at the offices of Tidal Trust I, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, on April 6, 2026, at [ a.m./p.m.] Central time, to consider the following (the “Proposal”), as well as such other business as may properly come before the Meeting:

To approve the Agreement and Plan of Reorganization by and between Tidal Trust I, on behalf of the God Bless America ETF (the “Target Fund”), and Truth Social Funds, on behalf of its series, the Truth Social God Bless America ETF, a newly formed fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Only holders of record of shares of the Target Fund as of the close of business on January 22, 2026 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of Tidal Trust I, on behalf of the God Bless America ETF

Eric W. Falkeis,

President

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call [EQ Fund Solutions LLC] at [ ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
GOD BLESS AMERICA ETF

This document contains a Proxy Statement and Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to the Target Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the Proposal as indicated on the cover of the Proxy Statement and Prospectus.

We urge you to review the Proxy Statement and Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call [EQ Fund Solutions LLC], the proxy solicitor, at the special toll-free number we have set up for you: [            ].

For the Reorganization of

GOD BLESS AMERICA ETF

a series of Tidal Trust I

234 West Florida Street, Suite 700,

Milwaukee, Wisconsin 53201-0701

855-434-4080

TRUTH SOCIAL GOD BLESS AMERICA ETF,

a series of Truth Social Funds

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

[XXX-XXX-XXXX]

PROXY STATEMENT AND PROSPECTUS

March --, 2026

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of God Bless America ETF (the “Target Fund”), an actively-managed exchange-traded fund organized as a separate series of Tidal Trust I (the “Target Fund Trust”), a Delaware statutory trust organized as an open-end management investment company, and relates to the special meeting of shareholders of the Target Fund called by the Board of Trustees of the Target Fund (the “Board”), to be held at the offices of the Target Fund, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 532004, on April 6, 2026, at [ a.m./p.m.] Central time, and at any and all adjournments and postponements thereof (the “Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Target Fund of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the shareholders of the Target Fund to consider and vote on the Proposal as defined below. The Target Fund and Truth Social God Bless America ETF (the “Acquiring Fund”), a newly formed fund organized as a separate series of Truth Social Funds, an Ohio business trust that is registered as an open-end management investment company (the “Acquiring Fund Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Plan”) by and between Tidal Trust I, on behalf of the God Bless America ETF (the “Target Fund”), and Truth Social Funds, on behalf of its series, the Truth Social God Bless America ETF, a newly formed fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of Acquiring Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of the Reorganization, and the Target Fund being dissolved, liquidated and terminated as provided in the Plan. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an actively-managed exchange-traded fund and the Board will consider potential courses of action at that time.

The Board has unanimously determined that the Reorganization is in the best interests of the Target Fund, and the Board unanimously recommends that you vote FOR the Proposal.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about March  , 2026. Target Fund shareholders of record as of the close of business on January 22, 2026 are entitled to notice of and to vote at the Meeting as may be adjourned or postponed.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [ ], 2026;

(ii)	the Prospectus of the Target Fund, dated December 23, 2025 (SEC File No. 333-227298);

(iii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2025 (SEC File No. 811-23377); and

No other parts of the Target Fund’s Annual Report to shareholders are incorporated by reference herein.

The foregoing documents, and additional information about the Target Fund are available upon request at no charge by calling (855)-434-4080, by writing to the Target Fund at God Bless America ETF, c/o U.S. Bank Global Fund Services, P.O. Box 219252 Kansas City, Missouri 64121-9252], or online at www.godblessamericaetf.com. Additional information about the Acquiring Fund is available in the Acquiring Fund’s preliminary prospectus which was filed with the SEC on January 28, 2026. Copies of documents relating to the Acquiring Fund, when available, may be obtained at [   ]. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time. The Acquiring Fund will commence operations upon consummation of the Reorganization. Shares of the Target Fund and the Acquiring Fund are not individually redeemable. Shares of the Target Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”) and shares of the Acquiring Fund also will be listed on the Exchange.

The Target Fund, and when the Acquiring Fund’s registration statement becomes effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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TABLE OF CONTENTS [TO BE UPDATED]

THE REORGANIZATION

You are being asked to vote at the Meeting to approve the reorganization of the Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”). The Board recommends a vote “FOR” the Reorganization.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the Agreement and Plan of Reorganization (the “Plan”). Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

Curran Financial Partners, LLC (“Curran”), the investment sub-adviser to the Target Fund, recommended to the Board that the Target Fund be reorganized into the Acquiring Fund, a newly created series of Truth Social Funds. Following the Reorganization, Yorkville America Equities, LLC (“Yorkville”) will serve as investment adviser and Curran will serve as investment sub-adviser to the Acquiring Fund handling the day-to-day portfolio management, including securities selection of the Acquiring Fund. The Acquiring Fund’s portfolio will be managed by Adam B. Curran, the same Curran portfolio manager who is currently responsible for the day-to-day management of the Target Fund’s portfolio. Tidal Investments LLC (“Tidal”), the current investment adviser of the Target Fund also will serve as an investment sub-adviser of the Acquiring Fund and be responsible for trading portfolio securities for the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions.

The investment objective, principal investment strategies of the Acquiring Fund and Target Fund are identical. Because the Acquiring Fund and the Target Fund have the same principal investment strategies, the Funds are subject to substantially similar principal risks although the Acquiring Fund has disclosed certain additional principal risk factors, such as cybersecurity risk and Yorkville affiliates’ relationships with Trump Media & Technology Group Corp, (“TMTG”) that are not disclosed as principal risk factors for the Target Fund. The Target Fund and the Acquiring Fund are also subject to substantially similar fundamental investment policies although they are worded somewhat differently between the Target Fund Trust and the Acquiring Fund Trust. Curran recommended the Reorganization to the Board because, among other things, Curran believes that Yorkville can better differentiate the Acquiring Fund in the marketplace and add the Acquiring Fund to Yorkville’s existing distribution networks, which could potentially add size and scale to the Fund.

To effectuate this, the Board has approved the Reorganization pursuant to the Plan. If shareholders of the Target Fund approve the Proposal and the Reorganization is completed each Target Fund shareholder will receive a number of shares of the Acquiring Fund (as described below) with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held by such shareholder immediately prior to the closing of the Reorganization, and each Target Fund shareholder will cease to be a shareholder of the Target Fund and each shareholder will become a shareholder of the Acquiring Fund. It is expected that shares of the Target Fund will be exchanged for shares of the Acquiring Fund without recognizing taxable income or gain for federal income tax purposes. See “—Information About the Reorganization—Federal Income Tax Consequences” below for a further discussion of the tax implications of the Reorganization. The Acquiring Fund will issue to Target Fund shareholders book-entry interests for the shares of the Acquiring Fund held for the benefit of such shareholders. Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur on or about _________ 2026, or such other date as agreed to by the parties. Upon the closing of the Reorganization, each Target Fund Shareholder would cease to be a shareholder of the Target Fund and would become a shareholder of the Acquiring Fund, and Target Fund would eventually be dissolved, liquidated and terminated as provided in the Plan. If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an actively-managed exchange-traded fund and the Board will consider potential courses of action at that time. If the Reorganization is approved, the Acquiring Fund will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund.

Background and Reasons for the Proposed Reorganization

The Board considered the Reorganization at a meeting held on January 22, 2026. At that meeting, the Board reviewed material prepared by the Acquiring Fund Trust, Tidal and Yorkville, the investment adviser for the Acquiring Fund, regarding the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (1) that the Reorganization was recommended by Curran, the current investment sub-adviser to the Target Fund; (2) the terms of the Reorganization; (3) the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for federal income tax purposes as a direct result of the Reorganization; (4) that the Funds have the same investment objectives and principal investment strategies and substantially similar principal risks and fundamental investment policies; (5) that Yorkville is the investment adviser of the Acquiring Fund, and Tidal and Curran are the investment sub-advisers of the Acquiring Fund; (6) that the Curran portfolio manager who is currently responsible for the day-to-day management of the Target Fund’s portfolio will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (7) that the Acquiring Fund has the same unitary management fee as the Target Fund; (8) that the fees and expenses of the Acquiring Fund are expected to be the equal to those of the Target Fund; (9) that Curran believes that reorganizing the Target Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Target Fund as a series of the Target Fund Trust; (10) that Curran believes that being on the Acquiring Fund Trust platform with similarly themed ETFs will increase visibility for the Target Fund, and open new channels for asset growth that will enable the Acquiring Fund to achieve additional scale relative to the Target Fund; (11) that Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization; (12) that the Reorganization would not result in the dilution of shareholders’ interests; (13) that Yorkville, and not the Target Fund or the Acquiring Fund, will bear all direct costs of the Reorganization; (14) that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; (15) that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization; and (16) that the Target Fund may benefit from being part of the Acquiring Fund Trust with the potential for growth in assets due to the resources that Yorkville has devoted to the distribution and marketing of its funds.

The Board considered alternatives to the Reorganization including maintaining the status quo and liquidation. Based on its evaluation, the Board determined that the Reorganization would be in the overall best interests of the Target Fund due to the expected tax free nature of the Reorganization, the anticipated fees and expenses of the Acquiring Fund, the costs of the Reorganization being borne by Yorkville, and the similarity of the Funds’ investment objectives, policies and restrictions, among the other reasons noted above.

After consideration of these and other factors it deemed appropriate, the Board, including all trustees who are not “interested persons” of the Target Fund Trust, approved the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the best interests of the Target Fund and its shareholders. The Board also determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board, including the trustees that are not interested persons of the Target Fund Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously recommends that shareholders of the Target Fund approve the Reorganization.

The Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Board”) also concluded that the Reorganization is in the best interests of the Acquiring Fund and, given there are no existing shareholders of the Acquiring Fund, other than a seed capital investor holding a nominal number of shares the Reorganization will not result the interests of the existing shareholders of the Acquiring Fund being diluted as a result of the Reorganization. See “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board in approving the proposed Reorganization.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, in general, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. As a condition of closing the Reorganization, the Funds will obtain an opinion from legal counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

Comparison of the Funds

General. The Target Fund is a diversified, exchange-traded fund created as a series of Tidal Trust I, an open-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a newly created, diversified, exchange-traded fund that is a series of the Acquiring Fund Trust, organized as an Ohio business trust.

The investment objective, principal investment strategies of the Acquiring Fund and the Target Fund are the same. Because the Acquiring Fund and the Target Fund have the same principal investment strategies, the Funds are subject to substantially similar principal risks although the Acquiring Fund has disclosed certain principal risk factors that are not disclosed as principal risk factors for the Target Fund, such as cybersecurity risk and Yorkville affiliates’ relationships with TMTG. The Target Fund and the Acquiring Fund are also subject to substantially similar fundamental investment policies although they are worded somewhat differently between the Target Fund Trust and the Acquiring Fund Trust. Although the Target Fund has adopted a fundamental investment policy relating to diversification and the Acquiring Fund has not, the Acquiring Fund is subject to the same limitations relating to diversification given it is classified as a “diversified” fund under the 1940 Act. The Target Fund is advised by Tidal and sub-advised by Curran, which provides the day-to-day management of the Target Fund. The Acquiring Fund will be advised by Yorkville, which will provide oversight to the Acquiring Fund; however, Curran will serve as the sub-adviser to the Acquiring Fund and will continue to provide the day-to-day portfolio management of the Acquiring Fund. The same Curran portfolio manager responsible or selecting the securities held by the Target Fund will select the securities held by the Acquiring Fund. Tidal will also serve as an investment sub-adviser for the Acquiring Fund and be responsible for trading portfolio securities for the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions

Investment Objectives and Principal Investment Strategies The Funds’ investment objectives, principal strategies and fundamental policies and other investment strategies and policies are similar and are highlighted below. In addition, see “Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” for a comparison of the fundamental investment policies of the Funds.

The Target Fund and Acquiring Fund have similar investment objectives, as shown below:

Target Fund	Acquiring Fund

The Target Fund seeks capital appreciation.	The Acquiring Fund seeks capital appreciation.

Principal Investment Strategies. The discussion below relates to both the Target Fund and the Acquiring Fund and references to “the Fund” in the discussion below refer to both Funds. References to the “Sub-Adviser” below refer to Curran.

The Fund is an actively-managed exchange-traded fund (“ETF”). The Sub-Adviser selects investments for the Fund from a universe of U.S. listed equity securities with market capitalizations of at least $1 billion. From the initial investment universe, the Sub-Adviser eliminates companies that, in the Sub-Adviser’s assessment, have emphasized politically left and/or liberal political activism and social agendas at the expense of maximizing shareholder returns.

To determine whether a company emphasizes politically left and/or liberal political activism and social agendas the Sub-Adviser analyzes articles, websites, newspaper advertisements, press releases, TV appearances, other forms of mass communication and comments made by company spokespersons. The Sub-Adviser will avoid investing in companies that make left-leaning public statements about political issues unrelated to the company’s business. The Sub-Adviser considers a political statement unrelated to a company’s business if there is no meaningful nexus between the statement and the company’s primary business activity (e.g., companies that issue press releases in response to U.S. Supreme Court rulings that do not directly relate to a company’s primary business activity). In evaluating a company’s political activity, the Sub-Adviser will not consider a company’s internal policies regarding employee relations nor its political or charitable donation practices.

In addition to evaluating a company’s political activity, the Sub-Adviser also analyzes information from company regulatory filings (e.g., annual reports) and evaluates each candidate company’s investment potential by analyzing well-recognized stock valuation metrics (e.g., relative dividend yields and price-to-earnings ratios). The Sub-Adviser will focus on companies with low price-to-earnings ratios (relative to industry peers) that have a multi-year track record of job growth.

The Sub-Adviser then constructs the Fund’s portfolio with the equity securities of approximately 30-40 companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities listed on U.S. exchanges. The Fund’s portfolio will, under normal market conditions, include securities from each of the following eleven market sectors: Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Real Estate, Communication Services, and Utilities. The Fund’s portfolio holdings will generally be weighted in line with the market capitalization of the preceding market sectors relative to the Fund’s overall investment universe.

If a company in the Fund’s portfolio, in the Sub-Adviser’s assessment, begins to emphasize politically left and/or liberal political activism and social agendas at the expense of maximizing shareholder returns, the Sub-Adviser will sell the security from the Fund’s portfolio. That determination will be made without regard to the Sub-Adviser’s view of the company’s financial characteristics. In addition, the Fund may sell a holding when the Sub-Adviser determines the fundamental outlook for a company is expected to deteriorate or if the Sub-Adviser determines another company has a greater opportunity to achieve the Fund’s investment objective.

Risks of the Funds. As the Target Fund and the Acquiring Fund have principal investment strategies that are same, the Funds generally have substantially similar risks. The Acquiring Fund has disclosed additional risk factors, such as cybersecurity risk and Yorkville affiliates’ relationships with TMTG. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. See “—Risk Factors” below.

Fundamental Policies. The Funds are subject to materially the same fundamental policies. For each Fund, these restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. As noted above, although the Target Fund has adopted a fundamental investment policy relating to diversification and the Acquiring Fund has not, the Acquiring Fund is subject to the same limitations relating to diversification given it is classified as a “diversified” fund under the 1940 Act. See “Additional Information About the Investment Policies and Management of the Funds —Fundamental Investment Policies” below.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have the same voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Purchase and Redemption of Shares in Creation Units. Each Fund issues and redeems shares at NAV only in a large, specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy.

Shares of the Target Fund are listed for trading on NYSE Arca, Inc. under the ticker YALL. Shares of the Acquiring Fund will be listed for trading on NYSE Arca under the symbol YALL.

Distributions and Dividend Reinvestment Plan. The Acquiring Fund and the Target Fund each intend to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of the Target Fund and the Acquiring Fund. Expenses for the Target Fund are based on operating expenses of Target Fund for the fiscal year ended August 31, 2025. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are pro forma estimates based on its fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund	Acquiring Fund pro forma
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00
Other Expenses	0.00%(1)	0.00%(2)
Total Annual Fund Operating Expenses	0.65%	0.65%

(1) The Target Fund’s investment adviser, Tidal will pay all expenses incurred by the Target Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses (“AFFE”), accrued deferred tax liability, distribution fees and expenses paid by the Target Fund, if any, under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Target Fund Excluded Expenses”).

(2) The Acquiring Fund’s investment adviser, Yorkville, will pay all expenses incurred by the Acquiring Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, AFFE, accrued deferred tax liability, distribution fees and expenses paid by the Acquiring Fund, if any, under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Acquiring Fund Excluded Expenses”).

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown, whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$66	$208	$362	$810
Acquiring Fund	$66	$208	$362	$810

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2025, the Target Fund’s portfolio turnover rate was 16% of the average value of its portfolio. The Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus.

Performance

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The Acquiring Fund does not have its own performance history because it has not yet commenced operations. The bar chart provides some indication of the risks of investing in the Target Fund by showing you how the performance of the Target Fund has varied from year to year. The table below shows how the how the average annual total returns of the Target Fund compare with the average annual total returns of broad-based market index. The Target Fund’s past performance is not indicative of, and does not ensure, how the Acquiring Fund will, or is expected to, perform in the future. Performance information for the Target Fund is also available at www.godblessamericaetf.com

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.41% for the quarter ended December 31, 2023 and the lowest quarterly return was (23.92)% for the quarter ended December 31, 2024.

The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or Acquiring Fund will perform in the future.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for an index do not include expenses, which are deducted from Target Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Target Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Average Annual Total Returns (For the Periods Ended December 31, 2025)

Target Fund Performance	1 Year	Since Inception (October 10, 2022)
Return before Taxes	14.27%	28.82%
Return After Taxes on Distributions	14.14%	28.22%
Return After Taxes on Distributions and Sale of Fund Shares	8.54%	22.98%
Index Performance
S&P 500® Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	17.88%	23.71%

(1)             The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole.  The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

B. Risk Factors

In evaluating the Reorganization, you should carefully consider the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. An investment in the Acquiring Fund may not be appropriate for all shareholders. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund and the Target Fund are similar because their investment policies and the investment strategies are similar. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. A full examination of the investment strategies of the Target Fund and the Acquiring Fund are available under “Additional Information About the Investment Policies and Management of the Funds–Principal Investment Strategies.”

Principal Risks

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Applicable to both the Target Fund and the Acquiring Fund. The following principal risks are applicable to each of the Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Reorganization. The principal risks below should be considered in your evaluation of the Reorganization. References in this section below to the “Fund” apply to both the Target Fund and the Acquiring Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. The equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on Curran’s success or failure to implement investment strategies for the Fund. Curran’s investment approach relies on the accuracy of information from various sources (e.g., social media), which information may prove to be incorrect or incomplete. As a result, any decisions made in reliance thereon expose the Fund to potential risks that, in turn, may negatively impact the Fund’s performance.

Political Criteria Risk. Because Curran evaluates the political activity of the companies in the Fund’s investment universe as part of its portfolio management process, it may forego some market opportunities available to other funds that do not consider political factors. The Fund’s consideration of political activity as a consideration in the portfolio management process may also prompt the Fund to sell a security at inopportune times. As a result, the Fund may underperform funds that do not evaluate companies based on political activity.

Market Capitalization Risk

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolios may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions.

Principal Risks Specific to the Acquiring Fund

Cybersecurity Risk. The Acquiring Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Acquiring Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Acquiring Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Acquiring Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Acquiring Fund invests or the Acquiring Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Acquiring Fund to many of the same risks associated with direct cyber security breaches. Although the Acquiring Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Acquiring Fund does not directly control the cyber security systems of issuers or third-party service providers.

Yorkville Affiliates’ Business Relationships with Trump Media & Technology Group Corp. Yorkville Advisors Global, LP (“YA Global”), a direct parent company of Yorkville, or other affiliated companies, are a party to several commercial agreements with Trump Media & Technology Group Corp. (“TMTG”), the licensor of certain of its intellectual property to the Acquiring Fund Trust. YA Global, Yorkville or other affiliated companies also may engage in additional future agreements or transactions with TMTG. These relationships could give rise to conflicts of interest that may negatively affect the Acquiring Fund Trust or the Acquiring Fund and its shareholders. Additionally, the withdrawal in the future by TMTG of its license to the Acquiring Fund Trust of certain of TMTG’s intellectual property could also make the shares of the Acquiring Fund less attractive to potential investors in the Acquiring Fund, adversely affect investor sentiment about the Acquiring Fund and negatively affect the Acquiring Fund.

These existing or future relationships with TMTG may be viewed by potential investors as affecting Yorkville’s decisions concerning the Acquiring Fund, for example by causing Yorkville to refrain from taking actions that are in the best interests of the Acquiring Fund but that could harm TMTG. This could make the shares of the Acquiring Fund less attractive to potential investors in the Acquiring Fund than the shares of similar vehicles that do not present these concerns, adversely affect investor sentiment about the Acquiring Fund and negatively affect the Acquiring Fund.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization and are applicable to both the Target Fund and the Acquiring Fund:

Anticipated Benefits Risk. Although it is anticipated that the Reorganization will lead to certain benefits for Target Fund shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk. In addition to the foregoing risks of investing in the Acquiring Fund, there is tax risk associated with the proposed Reorganization. Practus, LLP is providing a legal opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel’s is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country.

C. Management of the Acquiring Fund

Investment Adviser

Yorkville, 1012 Springfield Avenue, Mountainside, New Jersey 07092, is the investment adviser for the Acquiring Fund. Yorkville is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Yorkville is a Florida limited liability company and was organized in 2025. Yorkville serves as the investment adviser to several other series of the Acquiring Fund Trust.

Under the Investment Advisory Agreement between Yorkville and the Acquiring Fund Trust, on behalf of the Acquiring Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day operations of the Acquiring Fund. Yorkville also: (i) furnishes the Fund with office space and certain administrative services; and (ii) is responsible for oversight of Curran and Tidal. For its services, Yorkville is entitled to receive an annual management fee calculated daily and payable monthly, at the annual rate of 0.65% of the Acquiring Fund’s average daily net assets.

Investment and Trading Sub-Advisers

Yorkville has retained Curran, located at 115 River Landing Drive, Suite 200, Daniel Island, South Carolina 29492, to serve as an investment sub-adviser to the Acquiring Fund. Curran is an SEC-registered investment adviser and a South Carolina limited liability company founded in February 2015. In addition to the Target Fund and the Acquiring Fund, Curran provides investment advisory services to individuals and high net worth individuals. As of October 31, 2025, Curran had assets under management of approximately $640.2 million.

Curran is responsible for the day-to-day management of the Acquiring Fund’s portfolio, including determining the securities purchased and sold by the Acquiring Fund, subject to the supervision of the Yorkville and the Acquiring Fund Board. Curran has the same responsibility for the Target Fund. For its services to the Acquiring Fund, the Sub-Adviser is paid a sub-advisory fee by Yorkville. Please see the statement of additional information (“SAI”) accompanying this Proxy Statement/Prospectus for a description of the sub-advisory fee.

Yorkville has also retained Tidal to serve as sub-adviser for the Acquiring Fund. Tidal is responsible for handling the day-to-day management of the Acquiring Fund’s trading process, which includes creation and/or redemption basket processing. Tidal does not select investments for the Acquiring Fund’s portfolio. Tidal, which has its principal office at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, was formed in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. For its services, Tidal is paid a sub-advisory fee by Yorkville. Please see the SAI accompanying this Proxy Statement/Prospectus for a description of the sub-advisory fee.

Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Acquiring Fund Board’s approval of the Acquiring Fund’s Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to shareholders on Form N-CSR.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) will serve as portfolio managers of the Acquiring Fund and have served as portfolio managers of the Target Fund since its inception in 2022. Mr. Curran is primarily responsible for the day-to-day management of the Fund, and Mr. Ragauss oversees trading and execution for the Fund.

Adam B. Curran, CFP®, President of the Sub-Adviser

Adam Curran serves as President of Curran and designed the underlying strategy behind the Acquiring Fund and the Target Fund. He is the owner and founder of Curran, which was formed in 2015. Mr. Curran is a Certified Financial Planner™ professional. He attended Drexel University where he received his Bachelor of Business Administration in Finance and Accounting.

Charles A. Ragauss, CFA®, Portfolio Manager for the Trading Sub-Adviser

Mr. Ragauss serves as Portfolio Manager of Tidal, having joined Tidal in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute. Certified Financial Planner Board of Standards, Inc. owns the certification marks CFP® and Certified Financial PlannerTM.

The SAI accompanying this Proxy Statement/Prospectus provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

D. Information About the Reorganization

General

The Board has unanimously approved, and the shareholders of the Target Fund are being asked to approve, the Plan by and between the Target Fund Trust, on behalf of the Target Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the transactions it contemplates, including the reorganization of the Target Fund into the Acquiring Fund in exchange for shares of the Acquiring Fund, in general, without recognizing taxable income or gain for federal income tax purposes as provided for herein. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

General. The Plan seeks to provide for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) immediately distribute such newly issued Acquiring Fund Shares to its shareholders and be liquidated. The value of the Target Fund’s net assets and liabilities will be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (the “Valuation Time”). If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held immediately prior to the closing of the Reorganization.

The closing date is expected to be on or about ______________, 2026, or such other date as agreed to by the parties (the “Closing Date”). If the proposal to approve the Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an actively-managed exchange-traded fund and the Board will consider potential courses of action at that time.

Acquiring Fund Shares to be Issued. The newly issued Acquiring Fund Shares in the Reorganization will be distributed (either directly or through an agent) to Target Fund shareholders in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

The exchange of Target Fund shares for Acquiring Fund Shares through the Reorganization is expected to occur without recognizing taxable income or gain for federal income tax purposes.

Expenses. The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by Yorkville. without regard to whether the Reorganization is consummated. Such Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement and other proxy materials; (b) postage; (c) printing; (d) solicitation costs of the Reorganization; (e) fees of the respective auditors and accountants; and (f) legal fees for each of Truth Social Trust, on behalf of the Acquiring Fund, and Tidal Trust I, on behalf of the Target Fund, provided however, that Yorkville’s responsibility for the payment of the legal fees for Tidal Trust I, on behalf of the Target Fund, shall not exceed [$            ]. Although the Target Fund does not anticipate engaging in any portfolio repositioning in connection with the Reorganization, the Target Fund would bear any indirect expenses of such repositioning, if necessary, in advance of the Reorganization.

Amendments. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by each board of trustees of the Funds. Notwithstanding the foregoing, following the receipt of Target Fund shareholder approval of the Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Target Fund under the Plan to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Plan, the closing of the Reorganization is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Plan by the shareholders of the Target Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities, if any; (iii) the receipt by each Fund of customary legal opinions; and (iv) each Fund’s receipt of an opinion that the Reorganization will be a “reorganization” for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. The Plan may be terminated by the mutual agreement of the parties. Additionally, the Plan may be terminated by either Fund, at its option, at or before the closing of the Reorganization due to: (i) a material breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of notification to the breaching party, or in the sole discretion of the non-terminating party’s board of trustees, prior to the closing of the Reorganization; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears to the terminating party’s board of trustees that it will not or cannot be met; or (iii) a determination by the Board or the Acquiring Fund Board that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

The Board considered and discussed the Reorganization at a meeting held on January 22, 2026, and approved the Reorganization and the Plan subject to shareholder approval. At that meeting, representatives of Tidal, Curran and Yorkville, the investment adviser for the Acquiring Fund, discussed with the Board its reasons for proposing the Reorganization. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund, and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to different factors. During their consideration of the Reorganization, the Independent Trustees consulted with their independent legal counsel as they deemed appropriate

The Board considered all factors deemed pertinent in its business judgment in evaluating the Reorganization, including those discussed below.

Recommendation of Curran. The Board considered that Curran believes that the Reorganization is in the best interests of the Target Fund and its shareholders. In particular, Curran indicated to the Board that it believes that association with the Acquiring Fund Trust suite of similarly themed ETFs would open the Target Fund to new channels for asset growth and allow the Target Fund to achieve additional scale which would enhance the long-term viability of the Target Fund, ensuring that current Target Fund shareholders will be able to continue to hold their shares in a registered ETF. Curran also indicated it believed that the potential for increased scale could enable the Acquiring Fund to have narrower bid/ask spreads relative to the bid/ask spreads for the Target Fund.

The Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Plan and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization. In addition, the Target Trust Board noted that pursuant to the Plan, each Target Fund Shareholder’s account will be credited with Acquiring Fund shares equal in number and aggregate net asse value to the Target Fund shares that each shareholder holds immediately prior to the Reorganization. Based on this information, the Board determined that the interests of the Target Fund shareholders would not be diluted as a result of the Reorganization.

Transition of Target Fund to the Acquiring Trust. The Board considered representations from Yorkville that it believes the Reorganization would be in the best interests of the Target Fund and its shareholders because Yorkville believes it has the capacity to increase the assets of the Acquiring Fund at a faster rate than the Target Fund today due to Yorkville’s marketing and sales support distribution capabilities as well as through building a platform of ETFs with similar investment themes.

Continuity of Portfolio Management. The Board considered that there will be continuity of investment management following the Reorganization with respect to the portfolio manager responsible for selecting investments for the Acquiring Fund. The Board noted that Curran is responsible for determining the securities to be bought and sold by the Target Fund and Curran will be responsible for determining the securities to be bought and sold by the Acquiring Fund. The Board also noted that Adam B. Curran, of Curran, is a designated portfolio manager for the Target Fund and will be a designated portfolio manager for the Acquiring Fund while Yorkville will not have any designated portfolio managers for the Acquiring Fund. In addition, the Board considered a representation from the Acquiring Fund Trust that the Reorganization should not result in any differences in the nature, quality and extent of the investment advisory services to be provided to the Acquiring Fund relative to the investment advisory services currently provided to the Target Fund.

Same Investment Objective and Investment Strategies and Substantially Similar Policies. The Board considered that the Target Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. The Target Trust Board also considered that the principal risks of the Target Fund are substantially similar to the principal risks of the Acquiring Fund although the Acquiring Fund includes some standalone risk factors that are not part of the Target Fund’s principal risk disclosures. The Board also considered that the Target Fund and the Acquiring Fund have substantially similar fundamental investment policies.

Expenses Relating to Reorganization. The Board considered that neither the Target Fund nor the Target Fund shareholders will incur any expenses in connection with the Reorganization. The Board considered that Yorkville has agreed to bear all direct expenses of the Reorganization. The Target Trust Board noted that all direct expenses relating to the proposed Reorganization, whether or not the Reorganization is consummated, will be borne by Yorkville, including expenses related to preparing and filing the registration statement that includes this Proxy Statement/Prospectus, the cost of copying, printing, and mailing the Proxy Statement/Prospectus, and any legal fees incurred to facilitate the Reorganization.

Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (including the current and pro forma expense ratios are set forth above). The Board noted that the Acquiring Fund will have a unitary management fee of 0.65% of the Acquiring Fund’s average daily net assets which is the same as the unitary management fee for the Target Fund. The Board also noted that the Acquiring Fund is also expected to have the same total expense ratio as the Target Fund.

The Experience and Expertise of the Investment Adviser. The Target Trust Board considered information about the experience, expertise, reputation, capabilities, and operations of Yorkville in serving as investment adviser to the Acquiring Fund. In addition, the Target Trust Board considered Yorkville’s regulatory history and legal, compliance and administrative and other services that would support the Acquiring Fund.

Federal Income Tax Consequences. The Board considered that, as a condition to the closing of the Reorganization, the Funds will receive a tax opinion from Practus to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Funds or their shareholders.

Other Alternatives. The Board considered that, Tidal and Curran could propose alternatives to the Reorganization for the Target Fund, which may include liquidation of the Target Fund, or exploring other reorganization options.

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the Reorganization.

The Acquiring Fund Board also concluded that the Reorganization is in the best interests of the Acquiring Fund and, given there are no existing shareholders of the Acquiring Fund, other than a seed capital investor holding a nominal number of shares the Reorganization will not result the interests of the existing shareholders of the Acquiring Fund being diluted as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of January 22, 2026 and the pro forma capitalization of the Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

	Target Fund	Acquiring Fund (pro forma)
Shareholders’ Equity (unaudited:

Net Assets	$101,740,650.48	$101,740,650.48
Shares Outstanding	2,285,000	2,285,00

Net Asset Value Per Share	$44.53	$44.53

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights (with certain differences noted in the chart under “Additional Information About the Target Fund and Acquiring Fund—Governing Documents”) and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

The Acquiring Fund Shares, when issued in the Reorganization, will be fully paid and non-assessable, and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive or conversion rights, except as the Acquiring Fund Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Fund and the Acquiring Fund is available under “Additional Information About the Target Fund and the Acquiring Fund—Governing Documents.”

Distributions and Dividend Reinvestment Plan. The Acquiring Fund and Target Fund each intends to pay out dividends and interest income, if any, annually and distribute any net investment income and net capital gains, if any, at least annually. Dividends and distributions by each Fund are reinvested in additional shares, unless a shareholder elects otherwise. Distributions in cash from the Acquiring Fund will be reinvested automatically in additional shares of the Acquiring Fund with respect to which such distributions are paid. If you do not want your distributions reinvested in Acquiring Fund shares in this manner, you may contact your financial advisor to request that your distributions be paid to you by check or deposited directly into your bank account.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The Acquiring Fund and Yorkville intend to comply with Section 15(f).

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Practus, LLP, counsel to the Acquiring Fund (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)       the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)       no gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(c)       the tax basis in the hands of the Acquiring Fund of each Target Fund asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Target Fund asset in the hands of the Target Fund immediately prior to the transfer thereof;

(d)       the holding period in the hands of the Acquiring Fund of each Target Fund asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Target Fund assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Target Fund asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)       no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Target Fund assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

(f)        no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization, except with respect to any cash received in lieu of fractional shares;

(g)       the aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor by such Target Fund Shareholder;

(h)       each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Target Fund Shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange;

(i)         the taxable year of the Target Fund will not end as a result of the Reorganization; and

(j)         the Acquiring Fund will succeed to and take into account the items of the Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the U.S. Treasury Regulations thereunder, if applicable.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, upon the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on certain factual representations, reasonable assumptions and such other representations as counsel may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions with respect to the tax opinions.

While Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Fund and Acquiring Fund

The Target Fund is a diversified, actively-managed exchange-traded fund that is a series of the Target Fund Trust, an open-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a newly formed, diversified, actively-managed exchange-traded fund that is a series of the Acquiring Fund Trust, an open-end management investment company organized as an Ohio business trust.

Principal Investment Strategies and Policies

The principal investment strategies of the Target Fund and Acquiring Fund are the same and the Curran portfolio manager responsible for selecting securities for the Acquiring Fund’s portfolio will be the same as the Curran portfolio manager responsible for selecting securities for the Target Fund’s portfolio. Accordingly, the principal investment strategies and policies discussed below are applicable to both the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund. References to the “Sub-Adviser” in this section refer to Curran.

The Fund is an actively-managed exchange-traded fund (“ETF”). The Sub-Adviser selects investments for the Fund from a universe of U.S. listed equity securities with market capitalizations of at least $1 billion. From the initial investment universe, the Sub-Adviser eliminates companies that, in the Sub-Adviser’s assessment, have emphasized politically left and/or liberal political activism and social agendas at the expense of maximizing shareholder returns.

To determine whether a company emphasizes politically left and/or liberal political activism and social agendas the Sub-Adviser analyzes articles, websites, newspaper advertisements, press releases, TV appearances, other forms of mass communication and comments made by company spokespersons. The Sub-Adviser will avoid investing in companies that make left-leaning public statements about political issues unrelated to the company’s business. The Sub-Adviser considers a political statement unrelated to a company’s business if there is no meaningful nexus between the statement and the company’s primary business activity (e.g., companies that issue press releases in response to U.S. Supreme Court rulings that do not directly relate to a company’s primary business activity). In evaluating a company’s political activity, the Sub-Adviser will not consider a company’s internal policies regarding employee relations nor its political or charitable donation practices.

In addition to evaluating a company’s political activity, the Sub-Adviser also analyzes information from company regulatory filings (e.g., annual reports) and evaluates each candidate company’s investment potential by analyzing well-recognized stock valuation metrics (e.g., relative dividend yields and price-to-earnings ratios). The Sub-Adviser will focus on companies with low price-to-earnings ratios (relative to industry peers) that have a multi-year track record of job growth.

The Sub-Adviser then constructs the Fund’s portfolio with the equity securities of approximately 30-40 companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities listed on U.S. exchanges. The Fund’s portfolio will, under normal market conditions, include securities from each of the following eleven market sectors: Energy, Materials, Industrials,

Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Real Estate, Communication Services, and Utilities. The Fund’s portfolio holdings will generally be weighted in line with the market capitalization of the preceding market sectors relative to the Fund’s overall investment universe.

If a company in the Fund’s portfolio, in the Sub-Adviser’s assessment, begins to emphasize politically left and/or liberal political activism and social agendas at the expense of maximizing shareholder returns, the Sub-Adviser will sell the security from the Fund’s portfolio. That determination will be made without regard to the Sub-Adviser’s view of the company’s financial characteristics. In addition, the Fund may sell a holding when the Sub-Adviser determines the fundamental outlook for a company is expected to deteriorate or if the Sub-Adviser determines another company has a greater opportunity to achieve the Fund’s investment objective.

Additional Information Regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the Acquiring Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objective (described above) is non-fundamental and may be changed by the Board of Trustees of the Acquiring Fund Trust without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this Proxy Statement/Prospectus and the Acquiring Fund’s Statement of Additional Information are non-fundamental and may be changed by the Board of Trustees of the Acquiring Fund Trust without shareholder approval. If there is a material change to the Acquiring Fund's principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that the Acquiring Fund will achieve its investment objective.

The Acquiring Fund is classified as “diversified” under the 1940 Act.

Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax exempt entity, tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Temporary Defensive Strategies. Under normal market conditions, the Acquiring Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Acquiring Fund may invest up to 100% of its assets in cash or cash equivalents such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Fundamental Investment Policies.

Each of the Target Fund and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less. The Target Fund’s fundamental policies are worded somewhat differently but substantively impose the same restrictions on the Target Funds that the corresponding restrictions impose on the Acquiring Fund. The Target Fund has one fundamental policy relating to borrowing money and issuing senior securities while the Acquiring Fund has separate fundament policies relating to borrowing money and issuing senior securities. Unlike the Acquiring Fund, the Target Fund has adopted a fundamental policy relating to diversification, but the Acquiring Fund is subject to the same diversification requirements under 1940 Act as a diversified fund.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Target Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

The Acquiring Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

The Acquiring Fund may not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction

Same.
The Target Fund may not make loans, except to the extent permitted under the 1940 Act.	The Acquiring Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.	Same.
The Target Fund may not underwrite securities issued by others except to the extent permitted by the 1940 Act.	The Acquiring Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.	Same.
The Target Fund may not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.	The Acquiring Fund may not invest more than 25% of the value of its net assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates.	Substantially similar although the Acquiring Fund policy notes that the fundamental policy will apply to investments in other investment companies while the Acquiring Fund policy does not explicitly state that.

The Target Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business..	The Acquiring Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.	Same.

The Target Fund may purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

The Acquiring Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund.

Same.
With respect to 75% of its total assets, the Target Fund may not purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).	None, although the Acquiring Fund is classified as a “diversified” fund under the 1940 Act and therefore is subject to the same limitations regarding diversification as the Target Fund.	Each Fund is subject to the same limitations regarding diversification.

The Acquiring Fund and Target Fund are each subject to the following non-fundamental policy, which may be changed by the Board or the Acquiring Fund Board, as applicable, without shareholder approval upon 60 days’ notice to shareholders:

1.	Under normal circumstances, each Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities listed on U.S. exchanges.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND

Form of Organization

The Target Fund Trust is a Delaware statutory trust governed by Delaware and federal law, its Amended and Restated Declaration of Trust, Amended and Restated By-Laws and the Board. The Acquiring Fund Trust is an Ohio business trust governed by Ohio and federal law, its Amended and Restated Agreement and Declaration of Trust, Bylaws and a Board of Trustees. The operations of the Target Fund Trust and the Acquiring Fund Trust are also governed by applicable state and federal law. The Amended and Restated Declaration of Trust of the Target Fund Trust and the Amended and Restated Agreement and Declaration of Trust of the Acquiring Fund Trust are each referred to herein as the “governing documents.”

Manager-of-Managers Structure

The Target Fund and Tidal have received exemptive relief from the SEC permitting Tidal (subject to certain conditions and the approval of the Board) to change or select unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits Tidal to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by Tidal to the unaffiliated sub-adviser (and not paid by the Target Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. Tidal has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The Target Fund has not relied on the exemptive relief to change sub-advisers for the Target Fund.

Yorkville and the Acquiring Fund Trust have filed an application for an exemptive order from the SEC that, if granted, will allow the Acquiring Fund to operate in substantively the same “manager of managers” structure as the Target Fund operates whereby Yorkville, as the Acquiring Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to the Acquiring Fund Board’s approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Acquiring Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. If granted, the SEC exemptive order will provide the Acquiring Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Acquiring Fund will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager of Managers Structure, Yorkville will have the ultimate responsibility, subject to oversight by the Acquiring Fund Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement. Yorkville has entered into a side letter agreement with Point Bridge in which Yorkville has agreed that, pursuant to its fiduciary obligations, it would not recommend to the Board to replace Point Bridge subject to certain conditions.

Yorkville will also, subject to the review and approval of the Acquiring Fund Board: set the Acquiring Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Acquiring Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment objective, policies and restrictions. Subject to the review of the Acquiring Fund Board, Yorkville will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

Distribution

Target Fund

Foreside Fund Services, LLC (“FFS”), a wholly owned subsidiary of Foreside Financial Group (dba ACA Group), the Target Fund’s distributor, is a broker-dealer registered with the SEC. FFS distributes creation units for the Target Fund on an agency basis and does not maintain a secondary market in Shares. FFS has no role in determining the policies of the Target Fund or the securities that are purchased or sold by the Target Fund.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Target Fund Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Target Fund Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Acquiring Fund

PINE serves as the distributor of creation units for the Acquiring Fund on an agency basis. PINE does not maintain a secondary market in shares.

The Acquiring Fund Board has adopted a Distribution and Shareholder Service Plan (the “Acquiring Fund Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Acquiring Fund Plan, the Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Acquiring Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Governing Documents

The following description is based on relevant provisions of each Fund’s governing documents. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Delaware and Ohio law and each Fund’s governing documents. Since the Acquiring Fund is a series of the Acquiring Fund Trust, the declaration of trust and by-laws are the governing documents of the Acquiring Fund Trust, which are applicable to the Acquiring Fund. The below is a summary and comparison of some of the key provisions of the governing documents of the Funds.

Following the Reorganization, shareholders will become shareholders of a series of an Ohio business trust. While shareholder rights are broadly similar, certain differences exist (e.g., quorum standards, derivative action requirements, and the scope of trustee amendment authority). The Boards do not expect these differences to materially adversely affect shareholder rights or economic interests.

Governing Documents

Policy	Target Fund	Acquiring Fund
Shares	The beneficial interest in the Target Fund Trust shall be divided into an unlimited number of Shares, with no par value per Share of one or more Series. The Trustees may divide each Series into one or more Classes. The Trustees may from time to time establish and designate one or more Series or Classes by resolution of the Trustees.

The beneficial interest in the Acquiring Fund Trust shall be divided into Shares, all without par value, but the Trustees shall, subject to the applicable requirements of the 1940 Act, have the authority from time to time to divide the Shares into two or more Series of Shares, as they deem necessary or desirable, to establish and designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to

Governing Documents

Policy	Target Fund	Acquiring Fund
dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights. Except as aforesaid all Shares of the different Series shall be identical.

Series and Classes of Shares	The beneficial interest in the Target Fund Trust shall be divided into an unlimited number of Shares, with no par value per Share of one or more Series. The Trustees may divide each Series into one or more Classes. The Trustees may from time to time establish and designate one or more Series or Classes by resolution of the Trustees pursuant to Article III, Section 6. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof

The Shares of each Series may be issued or reissued from time to time in one or more Classes, as determined by the Acquiring Fund Board pursuant to resolution. Each Class shall be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title.

Shareholder Voting	Shareholders shall have the power to vote only with respect to (i) the election or removal of Trustees; and (ii) such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC, or as the Trustees may consider necessary or desirable.

The declaration of trust for the Acquiring Fund Trust limits shareholder voting to certain enumerated matters. Shareholders may vote only (i) for the election or removal of Trustees as provided in Section 3.1 of the Declaration of Trust, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Acquiring Fund Trust or any Series, but only to the extent required by Section 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Acquiring Fund Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Governing Documents

Policy	Target Fund	Acquiring Fund
The Bylaws may include further provisions for Shareholders' votes and meetings, including the establishment of record dates, the determination of a quorum and related matters not inconsistent with the provisions hereof.

Quorum	Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee.

The Bylaws of the Acquiring Fund provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, but any lesser number shall be sufficient for adjournments.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.  A majority of the shares of the Acquiring Fund Trust present in person or by proxy, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or Bylaws.

Amendments to the Governing Documents	Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of the Target Fund shall be authorized by a vote of the Shareholders of the Target Fund and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 5 hereof with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 3 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.	All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided. Subject to the foregoing, the Trustees may, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees), without any Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration of Trust in order to (i) establish and designate any new Series of Shares not established and designated in Section 4.2, or any Class, (ii) merge or consolidate any one or more Series or Classes, (iii) abolish or amend any such establishment or designation; (iv) change the name of the Acquiring Fund Trust or

Governing Documents

Policy	Target Fund	Acquiring Fund
the name of any Series or Class theretofore established and designated or the name of its principal office or agent, as applicable; (v) supply any omission, cure any ambiguity or cure, correct or supplement any provision hereof which is internally inconsistent with any other provision hereof; or (vi) if the Trustees deem it necessary and advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code and applicable regulations, in order that the Trust may obtain the most favorable treatment thereunder available to regulated investment companies, but the Trustees shall not be liable for failing to do so.

Action by Shareholders

Shareholders of the Target Fund may not bring a derivative action to enforce the right of the Target Fund Trust or the Target Fund, unless each of the following conditions is met:

(i)   Each complaining Shareholder was a Shareholder of the Target Fund at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii)  Each complaining Shareholder was a Shareholder of the Target Fund as of the time the demand required by subparagraph (iii) below was made;

(iii)    Prior to the commencement of such derivative action, the complaining Shareholders have made a written demand to the Board requesting that they cause the Target Fund Trust or the Target Fund to file the action itself.

As disclosed in the Target Fund’s registration statement, the provision requiring a majority of shareholders of the Target Fund Trust, or the affected series or class, as applicable, and the provision that the Board may require an undertaking by the shareholders making a pre-suit demand to reimburse the Target Fund Trust for the expense of any advisers retained by the Board in evaluating the merits of the pre-suit demand do not apply to claims arising under federal securities laws.

No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Acquiring Fund Trust or any Series or Class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Acquiring Fund Trust or any Series or Class thereof would otherwise result, or if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

Governing Documents

Policy	Target Fund	Acquiring Fund
Limitation of Liability	A Trustee or officer of the Target Fund Trust, when acting in such capacity, shall not be personally liable to any person other than the Target Fund Trust or a beneficial owner for any act, omission or obligation of the Target Fund Trust or any Trustee or officer of the Target Fund Trust. A Trustee or officer of the Target Fund Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Target Fund Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer thereunder.

No Trustee, officer, employee or agent of the Acquiring Fund Trust shall be subject to any personal liability whatsoever to any person in connection with Trust property or the affairs of the Acquiring Fund Trust; and all persons shall look solely to the Acquiring Fund Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Acquiring Fund Trust.

Shareholder Liability	No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Target Fund Trust or the Target Fund except by reason of their own acts or conduct. Neither the Target Fund Trust nor the Trustees, nor any officer, employee, or agent of the Target Fund Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any person in connection with Acquiring Fund Trust property or the acts, obligations or affairs of the Acquiring Fund Trust solely by reason of being or having been a Shareholder.

Preemptive Rights	Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Target Fund Trust.	Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Acquiring Fund Trust.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Target Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204 for the Target Fund.

U.S. Bank Global Fund Services located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Target Fund’s fund accountant and transfer agent.

U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian for the Target Fund.

Godfrey & Kahn, S.C., located at 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel for the Target Fund Trust and the Target Fund Trust’s Independent Trustees.

Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Target Fund. FFS is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority.

Acquiring Fund Service Providers

KPMG LLP, 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Acquiring Fund.

Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator, transfer agent and accounting agent to the Acquiring Fund.

U.S. Bank, 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, acts as the custodian to the Acquiring Fund.

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Acquiring Fund.

PINE Distributors, LLC, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Acquiring Fund. PINE is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority.

Dividends, Other Distributions and Taxes for the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Shares of the Acquiring Fund are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Acquiring Fund’s portfolio that could arise from frequent cash redemption transactions. The Acquiring Fund expects to typically satisfy redemptions in-kind. However, if the Acquiring Fund satisfies a redemption in cash this may result in the Acquiring Fund selling portfolio securities to obtain cash to meet net Acquiring Fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Acquiring Fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Acquiring Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders annually. The Acquiring Fund may also pay a special distribution at the end of a calendar year to comply with federal income tax requirements.

No dividend reinvestment service is provided by the Acquiring Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes

Unless your investment in Acquiring Fund shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-         The Acquiring Fund makes distributions,

-         You sell your shares listed on the Exchange, and

-         You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Acquiring Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Acquiring Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Acquiring Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for U.S. non-corporate shareholders who satisfy those requirements with respect to their shares at the rate for net long-term capital gain. A part of the Acquiring Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations (the eligible portion of which may not exceed the aggregate dividends a Acquiring Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations) subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. Note that in light of the Acquiring Fund’s investment objectives, it does not expect a large portion of its dividends from the Acquiring Fund’s net investment income to qualify as “qualified dividend income” or qualify for the dividends-received deduction.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Acquiring Fund shares are held in a taxable account. These costs, which are not reflected in annual Acquiring Fund operating expenses, affect the Acquiring Fund’s performance.

In general, distributions received from the Acquiring Fund are subject to federal income tax when they are paid, whether taken in cash or reinvested in the Acquiring Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares in the Acquiring Fund.

Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Acquiring Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

The Acquiring Fund is required to backup withhold 24% of your distributions and redemption proceeds if you have not provided the Acquiring Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

How to Buy and Sell Acquiring Fund Shares

Most investors will buy and sell shares of the Acquiring Fund through broker-dealers at market prices. Shares of the Acquiring Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Acquiring Fund are traded under the trading symbol YALL.

Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The NAV of the Acquiring Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Acquiring Fund’s Shares is determined by dividing the total value of the Acquiring Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Acquiring Fund.

In calculating its NAV, the Acquiring Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Acquiring Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time when the Acquiring Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by the Acquiring Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from the Acquiring Fund, and APs may tender their shares for redemption directly to the Acquiring Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Acquiring Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Acquiring Fund’s SAI and in the agreement between the AP and the Acquiring Fund’s distributor. However, the Acquiring Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Acquiring Fund anticipates regularly meeting redemption requests primarily through cash or in-kind redemptions. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Acquiring Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF ACQUIRING FUND SHARES

Shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Acquiring Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Acquiring

Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquired Fund’s ability to achieve its investment objectives. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Acquiring Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Acquiring Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Acquiring Fund’s trading costs increase in those circumstances. Given this structure, the Acquiring Fund Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Fund on or about March --, 2026. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact [EQ Fund Solutions] LLC, proxy solicitor for the Target Fund, at [           ].

Shareholders of record of the Target Fund as of the close of business on January 22, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

EQ Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Fund. As the date of the Meeting approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of EQ Fund Solutions LLC if their votes have not yet been received. Authorization to permit EQ Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of EQ Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call EQ Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the Declaration of Trust of the Target Fund Trust, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of the Target Fund Trust entitled to vote at the Meeting.

Whether or not a quorum is present, the trustees of the Target Fund Trust may, in their sole discretion, adjourn the Meeting from time to time to permit additional solicitation for the Meeting. If the Meeting is adjourned, a notice to shareholders will be publicly filed with the SEC.

Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposal is non-discretionary, the Target Fund does not expect to receive broker non-votes. Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. For purposes of determining the approval of the Plan and the Reorganization by Target Fund shareholders, abstentions, if any, will have the effect of a vote against the Proposal.

Proxy solicitations will be made, beginning on or about March  , 2026, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) EQ Fund Solutions LLC, the Target Fund’s proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) Yorkville, the investment adviser of the Acquiring Fund; (iv) Curran, the investment sub-adviser of the Target Fund and the Acquiring Fund; (v) Tidal, the investment adviser of the Target Fund and the investment sub-adviser of the Acquiring Fund, or (vi) any affiliates of those entities. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by Yorkville and are anticipated to be approximately $______, exclusive of printing costs. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

As of the Record Date, 2,285,000 shares of the Target Fund were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Fund the shareholder owns, while each fractional share is entitled to a proportionate fractional vote.

Share Ownership of the Target Fund and the Acquiring Fund

The following table provides information regarding persons who, to the best of the knowledge of the Target Fund, owned beneficially or of record 5% or more of shares of the Target Fund as of January 22, 2026.

Target Fund

Percentage of Ownership
Name and Address		Type of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	71.30%	Record

National Financial Services LLC 245 Summer Street Boston, MA 02210	9.70%	Record

As of January 22, 2026, the trustees and officers of the Target Fund Trust as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Shareholder Proposals

The Target Fund’s Amended and Restated By-laws and the Acquiring Fund’s Bylaws do not permit shareholder proposals for action by shareholders at meetings of shareholders other than when called by shareholders for such purpose or as required under federal law. The Acquiring Fund’s Board of Trustees may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Board or any individual trustee should write to the attention of the Secretary of the Target Fund, at Tidal ETF Services, LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Target Fund is August 31. The fiscal year end for the Acquiring Fund is August 31.

Legal Proceedings

There are no material pending legal proceedings against the Target Fund, the Acquiring Fund, Tidal, Curran or Yorkville.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at Tidal ETF Services, LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204 or by calling [                 ]. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 6, 2026

The Proxy Statement/Prospectus is available at [                ].com. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available at the offices of Tidal ETF Services, LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204 for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

The Meeting, whether a quorum is present or not, may be adjourned from time to time by the vote of a majority of the Target Fund share represented at the Meeting to permit further solicitation of proxies with respect to the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting. However, should any other matter requiring a vote of shareholders properly come before the Meeting in accordance with the Target Fund’s By-Laws, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [                 ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

[FORM OF] AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [ ] day of [            ], 2026, by and among the Tidal Trust I, a Delaware statutory trust, with its principal place of business at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, on behalf of its series, the God Bess America ETF (the “Target Fund”), and Truth Social Funds, an Ohio business trust (the “Truth Social Trust”), with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on behalf of its series, the Truth Social God Bless America ETF (the “Acquiring Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”). Yorkville America Equities, LLC, a Florida limited liability company and the investment adviser to the Acquiring Fund (“Yorkville”), joins this Agreement solely with respect to Sections 5.11 and 9.1.

WHEREAS, it is intended that this Agreement be, and is adopted as, a “plan of reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. Such transactions will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, no par value per share, of shares of the Acquiring Fund (“Acquiring Fund Shares”), as noted below, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund on a pro rata basis in exchange for their shares in the Target Fund (the “Target Fund Shares”) in complete liquidation of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”), and (iii) the Reorganization between the Target Fund and the Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Tidal Trust I or any other series of the Truth Social Trust or the assets of any other series of the Tidal Trust I or any other series of the Truth Social Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Target Fund and Acquiring Fund are separate series of the Tidal Trust I and the Truth Social Trust, respectively, the Tidal Trust I and the Truth Social Trust are open-end, registered management investment companies registered with the U.S. Securities and Exchange Commission (the “SEC”), and the Target Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is, and will immediately prior to Closing (as defined in Section 3.1) be, a shell series, without assets or liabilities, created solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Target Fund, and prior to Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Tidal Trust I have determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Truth Social Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, other than a seed capital investor holding a nominal number of shares, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND
TERMINATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in Section 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund Shares, as computed in the manner set forth in Sections 2.1 and 2.2; and (b) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, or other similar fee being imposed. Such transactions shall take place on the Closing Date (as defined in Section 3.1).

1.2 ASSETS TO BE TRANSFERRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all of its assets and property of every kind and nature whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, rights to register shares under applicable securities laws, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

The Target Fund has provided the Acquiring Fund with its most recent audited financial statements as of the Closing Date. The Target Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Target Fund reserves the right to sell any of such securities or other investments in the ordinary course of its business and in a manner consistent with its investment objective and investment policies or as otherwise needed to transition its portfolio in advance of and in connection with the Reorganization.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with its currently effective prospectus and the N-14 Registration Statement (as defined in Section 5.6), in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course. The Acquiring Fund shall assume all liabilities of the Target Fund existing at the Closing, whether known or unknown, contingent, accrued or otherwise (excluding any Reorganization Expense (as defined in Article IX) borne by Yorkville pursuant to Article IX) (the “Assumed Liabilities”).

1.4 LIQUIDATING DISTRIBUTION. On the Closing Date, the Target Fund will distribute, in complete liquidation, all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1, pro rata to its shareholders of record, determined immediately prior to the Valuation Time (the “Target Fund Shareholders”). In the Reorganization, each Target Fund Shareholder will receive, in respect of the Target Fund Shares held by such Target Fund Shareholder, the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder immediately prior to the Valuation Time (as defined in Section 2.1). Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in Section 3.1) with respect to Target Fund Shares that are held of record by the Target Fund Shareholder immediately prior to the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Article II, to be distributed to the Target Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of Tidal Trust I. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The NAV per share of the Acquiring Fund Shares shall be computed by U.S. Bank Global Fund Services, LLC, the Acquiring Fund’s co-administrator (“U.S. Bank Global Fund Services” or the “Acquiring Fund’s Administrator”), in the manner set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Truth Social Trust’s Board of Trustees (the “Truth Social Board”). The NAV per share of the Target Fund Shares shall be computed by Tidal ETF Services, LLC (the “Target Fund’s Administrator”), the Target Fund’s administrator, in the manner set forth in the Tidal Trust I’s Amended and Restated Declaration of Trust (the “Tidal Declaration of Trust”)or Amended and Restated By-Laws (the “Tidal By-Laws”), the Target Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Tidal Trust I’s Board of Trustees (the “Tidal Trust I Board”).

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV of the Acquiring Fund Shares and the NAV per share of the Target Fund Shares shall, in each case, be computed as of the Valuation Time. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for the Target Fund Shares shall be determined by the Acquiring Fund’s Administrator by dividing the NAV of the Target Fund Shares, as determined in accordance with Section 2.1 hereof, by the NAV of one Acquiring Fund Share, as determined in accordance with Section 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Target Fund shall be made by the Target Fund’s Administrator, in accordance with its regular practice in pricing the shares and assets of the Target Fund and Section 2.1 above, and confirmed by the Acquiring Fund’s Administrator and shall be subject to adjustment by an amount, if any, agreed to by the Target Fund’s Administrator and the Acquiring Fund’s Administrator. The Truth Social Trust and the Tidal Trust I agree to use commercially reasonable efforts to resolve prior to the Valuation Time any material valuation differences with respect to the Acquired Assets.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) will be on [ ], 2026, or such other date as the parties may agree to in writing (the “Closing Date”). The Closing shall be held as of [8:59] a.m. Eastern Time on such date (the “Effective Time”) at the offices of the Acquiring Fund, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 TRANSFER OF ASSETS AND CUSTODIAN’S CERTIFICATE. The portfolio securities and other Acquired Assets of the Target Fund shall be made available by the Target Fund to U.S. Bank National Association, (“U.S. Bank”) the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank, as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities and other Acquired Assets by the Target Fund. U.S. Bank, on behalf of the Target Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Assets are deposited, the Acquired Assets deposited with U.S. Bank or such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as U.S. Bank , as custodian of the Acquiring Fund, deems appropriate. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the NAV of the Acquiring Fund or the Target Fund is impracticable as mutually determined by the parties, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE.

(a) The Target Fund shall cause U.S. Bank Global Fund Services, its transfer agent, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding immediately prior to the Valuation Time and stating that its records contain the names and addresses of all Target Fund Shareholders, and the number and percentage ownership of outstanding shares of Target Fund Shares owned by each such shareholder immediately prior to the Valuation Time.

(b) The Acquiring Fund shall issue and deliver or cause U.S. Bank Global Fund Services , its transfer agent, to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest and confirm the Acquiring Fund’s title to and possession of the Acquired Assets and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Tidal Trust I, on behalf of the Target Fund, represents and warrants to the Truth Social Trust and the Acquiring Fund as follows:

(a)            The Target Fund is a separate series of the Tidal Trust I, a statutory trust duly organized, and is validly existing and in good standing under the laws of the State of Delaware. The Tidal Trust I has the full legal right and power and authority to own all of its properties and assets and, subject to approval by the Target Fund’s shareholders, to perform its obligations under this Agreement. The Tidal Trust I Board has been established and operated in conformity with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. The Tidal Trust I Board, with respect to the Target Fund, has operated pursuant to its fiduciary duties as imposed by the 1940 Act and the Delaware Statutory Trust Act. The Tidal Trust I Board has acted with respect to the

Target Fund in accordance with the authority and powers granted to the Tidal Trust I Board under the Declaration of Trust of the Tidal Trust I and the Amended and Restated By-Laws (“By-Laws”) of the Tidal Trust I.  Any actions taken by the Target Fund have been enacted and implemented pursuant to all necessary approvals required from the Tidal Trust I Board and/or shareholders of the Target Fund, including in accordance with the Declaration of Trust and the By-Laws of Tidal Trust I. Complete and correct copies of the current Tidal Declaration of Trust and Tidal By-Laws have been delivered to the Acquiring Fund.

(b)            The Tidal Trust I is an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act, is in full force and effect.

(c)            Shares of the Target Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act on Form N-1A. All issued and outstanding Target Fund Shares are, and at the time of Closing will be, validly issued, fully paid and non-assessable by the Target Fund and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, immediately prior to the Effective Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.4.

(d)            The current shareholder report, prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No stop order suspending the effectiveness of the Target Fund’s registration statement has been issued and, to the knowledge of the Tidal Trust I, no proceedings for that purpose have been instituted or threatened by the SEC, and the Target Fund’s registration statement continues to remain effective. Copies of the Target Fund’s currently effective registration statement have been delivered to the Acquiring Fund.

(e)            The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby on the terms and conditions stated herein (subject to shareholder approval), will not result (i) in the breach or a violation of U.S. federal law, Delaware law or state securities laws materially applicable to the operations of the Target Fund in any material respect or of any material provision of the Tidal Declaration of Trust or the Tidal By-Laws, or (ii) in the material violation or breach of a material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound. The Target Fund is in material compliance with, and since the commencement of operations has been in compliance in all material respects with, the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, all rules and regulations under each of the foregoing and state blue sky laws and regulations, and all other applicable federal and state laws or regulations.

(f)            The Target Fund Shares are the only outstanding equity interests in the Target Fund. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, and there are no outstanding securities convertible into any Target Fund Shares.

(g)            The Target Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of portfolio securities or other permitted investments) that if terminated will result in material liability to the Target Fund. The Target Fund does not have any outstanding options, futures, forward contracts, or swap agreements. For purposes of this representation, “material contracts or other commitments” does not apply to contracts the Target Fund has entered into with service providers as disclosed on Part C to the Target Fund’s registration statement on Form N-1A.

(h)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation by or before any court or any United States or non-United States government, any state, local or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including the SEC or any other authority, agency, department, board, commission, or instrumentality of the United States, any state of the United States, or any political subdivision thereof, or any non-United States jurisdiction, any self-regulatory authority, and any court, tribunal, or arbitrator(s) of competent jurisdiction (each, a “Governmental Body”) has been or is presently pending or to either the Tidal Trust I’s or the Target Fund’s knowledge, without any special investigation or inquiry, threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of the Target Fund’s business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement, and there is no claim, suit, action, or proceeding pending or, to either the Tidal Trust I’s or the Target Fund’s knowledge, threatened, relating to the business of the Target Fund that alleges any such conflict with or infringement by the Target Fund of any third party’s proprietary or intellectual property rights. The Target Fund knows of no facts that might form the basis for the institution of any of the foregoing actions or proceedings. There are no judgments, special consent judgments or SEC orders, with respect to the Target Fund, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Target Fund. All orders of exemption issued to the Target Fund, or to the Tidal Trust I with respect to the Target Fund, by any Governmental Body, including the SEC and the Internal Revenue Service, which is necessary and material to the conduct of the business of the Target Fund have been obtained and are currently in full force and effect and have been delivered to the Acquiring Fund, no proceeding has been commenced to revoke any such order and, to the best knowledge and belief of the Tidal Trust I and the Target Fund, no such proceeding is contemplated by any such Governmental Body. The Target Fund is not insolvent, and no proceedings, in a court having jurisdiction, under any state or Federal bankruptcy or insolvency laws or under laws for relief of debtors, by or against the Target Fund have been filed.

(i)             The Target Fund has delivered to the Acquiring Fund complete copies of all reasonably requested reports, schedules, forms, registrations, proxy statements and other documents or other materials filed by or on behalf of the Target Fund with U.S. federal or state securities agencies (blue sky filings only), and has requested the Target Fund’s principal underwriter provide to the Acquiring Fund such reasonably requested materials filed by or on behalf of the Target Fund with the Financial Industry Regulatory Authority (“FINRA”) (collectively, the “Regulatory Materials”). Except as disclosed in writing to the Acquiring Fund, the Target Fund has timely filed all Regulatory Materials, together with any amendments required to be made with respect thereto, that it was required to file with the applicable Governmental Bodies, and has paid all fees and assessments in connection therewith. The Regulatory Materials were (i) prepared in all material respects in accordance with the applicable requirements, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no material contracts outstanding to which the Target Fund is a party that have not been properly disclosed in the respective Regulatory Materials or in writing to the Acquiring Fund. Except as disclosed in writing to the Acquiring Fund, neither the Tidal Trust I nor the Target Fund have been informed of any violation, deficiency, or exception by any U.S. federal or state securities agency with respect to any Regulatory Materials or relating to any examination of the Tidal Trust I or the Target Fund that is unresolved, in each case that is materially adverse to the Target Fund or the Acquired Assets.

(j)             True and correct copies of the investment advisory agreement, any contract to provide distribution or underwriting, administrative, fund accounting, custodial, or transfer agency services to the Target Fund and all other currently effective material agreements between the Tidal Trust I and third parties with respect to the Target Fund (i) have been delivered to the Acquiring Fund and are in full force and effect, and, to either the Tidal Trust I’s or the Target Fund’s knowledge, have at all times since their execution been (and currently are) duly authorized, executed and delivered by the Target Fund and the Tidal Trust I, as applicable, and, to either the Tidal Trust I’s or the Target Fund’s knowledge, each other party thereto and (ii) comply and at all times have complied in all material respects with, as applicable, the 1940 Act, state securities laws (blue sky filings only), all requirements of FINRA, and any applicable rules and regulations thereunder and no event has occurred or condition exists that constitutes or with notice or passage of time would constitute a default thereunder. Except as described in writing to the Acquiring Fund, (x) all such agreements were duly approved by the Target Fund and, as applicable, the Tidal Trust I Board and/or shareholders of the Target Fund in accordance with the applicable provisions of the 1940 Act, (y) the Target Fund has performed in all material respects all of its obligations required to be performed by it to date under, and is not in material default under, any such agreements to which it is a party, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default, and (z) no party to any such agreement has given written notice to the Target Fund or the Tidal Trust I of such party’s intention to terminate or materially modify its relationship with the Target Fund or to adjust the fee schedule with respect to the investment advisory agreement with the Target Fund in a manner that would reduce the fee payable. The Target Fund has disclosed in writing to Acquiring Fund (i) the amount of investment advisory agreement fee revenues collected by the Target Fund’s investment adviser from the Target Fund during the fiscal years ended August 31, 2025, 2024 and 2023 and during the three- month period ending November 30, 2025, and (ii) the manner in which fees are charged to the Target Fund, the fee schedule applicable to Target Fund, including any fee waiver or expense reimbursement agreements, and any material adjustments to such fee schedule since December 31, 2024 or presently proposed to be implemented.

(k)            Each of Target Fund’s officers and employees who are required to be registered as an investment adviser, a registered representative, a sales person, or in any commodities-related capacity with the SEC, any state securities commission, the National Futures Association, FINRA, or any self-regulatory authorities or other Governmental Body is duly registered as such and such registration is in full force and effect, except where the failure to be so registered or to have such registration in full force and effect would not, individually or in the aggregate, be material and adverse to the Target Fund. There are no proceedings pending (or, to the Tidal Trust I’s or the Target Fund’s knowledge, threatened in writing) that are reasonably likely to result in the revocation, cancellation, or suspension, or any adverse modification, of any permit, license, certificate of authority, order or approval referred to in the immediately preceding sentence.

(l)             Except as previously disclosed in writing to the Acquiring Fund, the Target Fund (i) is in compliance in all material respects with and, since its commencement of operations has been in compliance in all material respects with, the applicable investment objectives, policies and restrictions of the Fund set forth in the Target Fund’s then applicable prospectus and statement of additional information and (ii) the portfolio securities of the Target Fund have at all times during the Target Fund’s existence been valued in accordance with Section 2(a)(41) of the 1940 Act, and any rules in effect thereunder as of such times, and the Target Fund’s stated valuation policies.

(m)           The audited financial statements of the Target Fund for the 2025, 2024 and 2023 fiscal period ends, were prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been delivered to the Acquiring Fund) fairly reflect the financial condition and other financial results of the Target Fund in all material respects as of the dates and for the periods stated therein. The Target Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(n)            The independent registered public accounting firm for the Target Fund, which certified the audited financial statements of the Target Fund referred to above, were selected and ratified in accordance with the applicable provisions of the 1940 Act.

(o)            Since August 31, 2025, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business consistent with past practice), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of the foregoing sentence, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change. Since August 31, 2025, there has not been any change in accounting methods, principles or practices of the Target Fund having a material adverse effect on the financial condition or results of operations of the Target Fund, nor any resignation of the independent certified public accountants and auditors of the Target Fund due to a conflict or disagreement with management of such Target Fund.

(p)            As of the Closing Date, all Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Target Fund have been duly and timely filed (taking into account any applicable extensions). All such returns and reports were true, correct, and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. All Taxes of the Target Fund that are due (whether or not shown to be due on such returns and reports) have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Tidal Trust I and the Target Fund, (i) no such return is currently being audited by any Governmental Body, (ii) there are no deficiency assessments with respect to any Taxes of the Target Fund and (iii) no such deficiency assessments have been proposed with respect to the Target Fund in writing. There is no proceeding, assessment or judgment currently pending against the Target Fund or the Acquired Assets and no written notification of an intention to conduct an examination of Taxes with respect to the Target Fund or the Acquired Assets, written request for information related to Tax with respect to the Target Fund or the Acquired Assets, or written notice of deficiency or proposed adjustment for any amount of Tax with respect to the Target Fund or the Acquired Assets has been received by the Target Fund or the Tidal Trust I from any Governmental Body, or threatened in writing by any Governmental Body. The Target Fund has fully complied in all material respects with all applicable laws regarding the withholding of Taxes, including (without limitation), if applicable, withholding of federal income Taxes under Sections 1441, 1442 and 3406 of the Code. There are no levies, liens or encumbrances relating to Taxes existing, threatened in writing or pending with respect to the Acquired Assets (other than liens for Taxes not yet due and payable). As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person.

(q)            At the Effective Time, the Target Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title to the Acquired Assets free and clear of all liens, claims and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received written notice, subject to no restrictions on the full transfer of such

Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(r)             The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Tidal Trust I and the Target Fund, including the approval of the Tidal Trust I Board of the Reorganization in accordance with Rule 17a-8 under the 1940 Act. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other applicable laws relating to or affecting creditors’ rights and to general equity principles.

(s)            (i) Any representation or warranty made herein and any written statement, certificate or schedule given or to be given to the Acquiring Fund pursuant to this Agreement for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and (ii) from the effective date of the N-14 Registration Statement (as defined in Section 5.6), through the time of the meeting of the Target Fund’s shareholders and on the Closing Date, any written information furnished by the Tidal Trust I with respect to the Target Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(a)) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(t)            The Tidal Trust I has in effect an election to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Target Fund has been (and will be) a “fund” as defined in Section 851(g)(2) of the Code, that is treated as a corporation separate from each other series of the Tidal Trust I under Section 851(g)(1) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Target Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in Section 4.2(l), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(l), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code, respectively, that has not been timely paid. The Target Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares and is not liable for any material penalties that could be imposed thereunder.

(u)            The Tidal Trust I, on behalf of the Target Fund has written policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act that are reasonably designed to prevent the material violations by the Target Fund of the Federal Securities Laws (as such term is defined in Rule 38a-1(e)(1) under the 1940 Act). There have been no Material Compliance Matters (as such term is defined in Rule 38a-1(e)(2) under the 1940 Act) for the Target Fund other than those which: (i) have been reported to the Tidal Trust I Board, or (ii) will be reported to the Tidal Trust I Board at the next scheduled meeting of the board in the ordinary course of business by the chief compliance officer of the Target Fund, and, in both cases, to the extent necessary, such Material Compliance Matters have been satisfactorily remedied or are in the process of being satisfactorily remedied. There have been no Material Compliance Matters (as such term is defined in Rule 38a-1(e)(2) under the 1940 Act) that have a continuing effect on the Target Fund. The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s prospectus (as in effect as of such times), except as previously disclosed in writing to the Acquiring Fund.

(v)            The Acquiring Fund Shares to be issued to the Target Fund pursuant to Section 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders as provided in Section 1.4.

(w)            No consents, approvals, authorizations or orders of the SEC or FINRA or under the 1933 Act, the 1934 Act, the 1940 Act, or Delaware law are required for the consummation by the Tidal Trust I, for itself and on behalf of the Target Fund, of the transactions contemplated herein, except for the effectiveness of the N-1A Registration Statement (as defined in Section 4.3(a)) and the N-14 Registration Statement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund’s shareholders as described in Section 5.2.

(x)            The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, delivered to the Acquiring Fund and/or its counsel, are true, correct and complete in all material respects and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(y)            The Target Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(z)             The Target Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(aa)          The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in Sections (p), (t), (x), (y), and (z) of this Section 4.1.

(bb)         The Target Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Truth Social Trust, on behalf of the Acquiring Fund represent and warrant to the Tidal Trust I and the Target Fund as follows:

(a) The Truth Social Trust is an Ohio business trust, and is duly organized, validly existing and in good standing under the laws of the State of Ohio. The Acquiring Fund is a separate series of the Truth Social Trust and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Truth Social Board has been established and operated in conformity with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. Complete and correct copies of the current Amended and Restated Agreement and Declaration of Trust (“Truth Social Declaration of Trust”) and Bylaws of the Truth Social Trust (“Truth Social Bylaws”) have been delivered to the Target Fund. The Truth Social Board has acted with respect to the Acquiring Fund in accordance with the authority and powers granted to the Truth Social Board under the Truth Social Declaration of Trust and the Truth Social Bylaws. Any actions taken by the Acquiring Fund have been enacted and implemented pursuant to all necessary approvals required from the Truth Social Board, including in accordance with the Truth Social Declaration of Trust and the Truth Social Bylaws.

(b) The Truth Social Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of federal securities laws (including the 1940 Act) or of Ohio law in any material respect or violation of any material provision of the Truth Social Declaration of Trust or the Truth Social Bylaws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by the Target Fund, no litigation, administrative proceeding, or investigation by or before any court or any Governmental Body has been or is presently pending or to either the Truth Social Trust’s or the Acquiring Fund’s knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of the Acquiring Fund’s business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement, and there is no claim, suit, action, or proceeding pending or, to either the Truth Social Trust’s or the Acquiring Fund’s knowledge, threatened, relating to the business of the Acquiring Fund that alleges any such conflict with or infringement by the Acquiring Fund of any third party’s proprietary or intellectual property rights. The Acquiring Fund knows of no facts that might form the basis for the institution of any of the foregoing actions or proceedings. There are no judgments, special consent judgments or SEC orders, with respect to the Acquiring Fund, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Acquiring Fund. All orders of exemption issued to the Acquiring Fund, or to the Truth Social Trust with respect to the Acquiring Fund, by any Governmental Body, including the SEC and the Internal Revenue Service, which is necessary and material to the conduct of the business of the Acquiring Fund have been obtained and are currently in full force and effect and have been delivered to the Target Fund, no proceeding has been commenced to revoke any such order and, to the best knowledge and belief of the Truth Social Trust and the Acquiring Fund, no such proceeding is contemplated by any such Governmental Body.

(e) Each of the Acquiring Fund’s officers and employees who are required to be registered as an investment adviser, a registered representative, a sales person, or in any commodities-related capacity with the SEC, any state securities commission, the National Futures Association, FINRA, or any self-regulatory authorities or other Governmental Body is duly registered as such and such registration is in full force and effect, except where the failure to be so registered or to have such registration in full force and effect would not, individually or in the aggregate, be material and adverse to the Acquiring Fund. There are no proceedings pending (or, to the Truth Social Trust’s or the Target Fund’s knowledge, threatened in writing) that are reasonably likely to result in the revocation, cancellation, or suspension, or any adverse modification, of any permit, license, certificate of authority, order or approval referred to in the immediately preceding sentence.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contract(s), distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans as may be required or permitted by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

(g) All issued and outstanding Acquiring Fund Shares will be, at the time of Closing, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares. At the time of Closing, the Acquiring Fund will be duly registered under the 1940 Act and the Acquiring Fund Shares will be duly registered under the 1933 Act.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Truth Social Trust and the Acquiring Fund, including the approval of the Truth Social Trust Board of the Reorganization in accordance with Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) Any representation or warranty made herein and any written statement, certificate or schedule given or to be given to the Target Fund pursuant to this Agreement for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and (ii) from the effective date of the N-14 Registration Statement (as defined in Section 5.6), through the time of the meeting of the Target Fund’s shareholders and on the Closing Date, any written information furnished by the Truth Social Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(a)) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(j) Since its establishment as a series of the Truth Social Trust, the Target Fund is in compliance in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act, all rules and regulations under each of the foregoing and state blue sky laws and regulations, and all other applicable federal and state laws.

(k) No consents, approvals, authorizations or orders of the SEC or FINRA or under the 1933 Act, the 1934 Act, the 1940 Act, or Ohio law are required for the consummation by the Truth Social Trust, for itself and on behalf of the Acquiring Fund, of the transactions contemplated herein, , except for the effectiveness of the N-1A Registration Statement (as defined in Section 4.3(a)) and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund’s shareholders as described in Section 5.2.

(l) Subject to the accuracy of the representations and warranties in Section 4.1(t), for the taxable year that includes the Closing Date, the Truth Social Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under

Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund as defined in Section 851(g)(2) of the Code that is treated as a separate corporation under Section 851(g)(1) of the Code.

(m) The Acquiring Fund is, and will be as of the Closing Date, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations or as necessary for the transactions contemplated herein); (ii) other than the seed capital provided in exchange for Initial Shares, will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Target Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares (other than the Initial Shares). Immediately following the liquidation of the Target Fund 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund Shares.

(n) The Truth Social Trust has written policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act that are reasonably designed to prevent the material violations of the Federal Securities Laws (as such term is defined in Rule 38a-1(e)(1) under the 1940 Act).

4.3 REPRESENTATIONS OF THE TRUTH SOCIAL TRUST. The Truth Social Trust represents and warrants to the Tidal Trust I as follows:

(a) The Truth Social Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b)  All information provided or identified in writing by the Truth Social Trust to the Tidal Trust I in response to due diligence requests relating to the Reorganization is true and correct in all material respects and contains no material misstatements or omissions with respect to the Truth Social Trust or the Acquiring Fund as of the date the information in response to the due diligence request was provided to the Tidal Trust.

4.4 REPRESENTATIONS OF THE TIDAL TRUST I. All information provided or identified in writing by the Tidal Trust I to the Truth Social Trust in response to due diligence or other information requests relating to the Reorganization is true and correct in all material respects and contains no material misstatements or omissions with respect to the Tidal Trust I or the Target Fund as of the date the request was provided to the Truth Social Trust.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Target Fund and operation in accordance with Section 4.2(m) above in the case of the Acquiring Fund. Notwithstanding the foregoing, the Target Fund will manage its portfolio consistent with the description as set forth in the N-14 Registration Statement or to the extent agreed upon in writing with the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Tidal Trust I has called or will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Fund’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT AND PROXY MATERIALS. The Truth Social Trust will prepare and file with the SEC a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to the Target Fund Shareholders (the “N-14 Registration Statement”). The N-14 Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The N-14 Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the N-14 Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and transactions contemplated herein. If at any time prior to the Closing, the Target Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated in the Proxy Materials or any materials related thereto, or necessary to make the statements made in the Proxy Materials or any materials related thereto not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders, amendments to the Proxy Materials or any materials related thereto as applicable.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and the Target Fund’s Trustees, officers, employees and agents (collectively, the “Target Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund or any of the Target Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund Indemnified Parties.

(b) The Target Fund (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees, officers, employees and agents (collectively, the “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the Target Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

5.8 TAX RETURNS. Following the Closing Date, the Tidal Trust I agrees that it shall file, or cause to be filed, any and all Tax returns and reports (including Internal Revenue Service Forms 1120-RIC, 8613 and 1099 and comparable returns and reports required by any states) required to be filed by Target Fund with respect to any tax period ending on or prior to the Closing Date. No later than thirty (30) days prior to the due date for any Tax return described in the preceding sentence, the Tidal Trust I shall provide a draft of each such Tax return to Acquiring Fund for its review and comment. The Tidal Trust I shall incorporate any reasonably requested changes to such Tax returns received from Acquiring Fund prior to the relevant due date for such Tax return.

5.9 CLOSING DOCUMENTS. At the Closing, the Tidal Trust I will provide the Truth Social Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Tidal Trust I on behalf of the Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Target Fund with respect to each shareholder; and such information as the Truth Social Trust may reasonably request concerning Target Fund Shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Target Fund Shareholders (the “Target Fund Shareholder Documentation”), certified by the Tidal Trust I’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Target Fund intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.11 SECTION 15(f). The Acquiring Fund and Yorkville shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the SEC thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund as of the Closing a certificate executed in the Acquiring Fund’s name by the Truth Social Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Truth Social Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Tidal Trust I an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The N-1A Registration Statement filed by the Truth Social Trust with the SEC to register the offer and the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Fund nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.5 The Truth Social Trust Board, including a majority of Trustees who are not “interested persons” of the Truth Social Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

6.6 Practus, LLP, counsel to the Acquiring Fund, shall have delivered to the Target Fund on the Closing Date an opinion (which may reasonably rely as to matters governed by the laws of the State of Ohio on an opinion of Ohio counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(a)            The Truth Social Trust has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as an “Ohio business trust,” and is validly existing under the laws of the State of Ohio, is in good standing with the Secretary of the State of Ohio, and has the power under the Truth Social Declaration of Trust and Ohio law applicable to Ohio business trusts to enter into the Agreement and to own all of the Acquiring Fund’s properties and assets as described in the Truth Social Trust’s N-14 Registration Statement with respect to the Reorganization;

(b)            The Agreement has been duly authorized, executed and delivered by the Truth Social Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the Truth Social Trust, on behalf of the Acquiring Fund, enforceable against the Truth Social Trust and the Acquiring Fund in accordance with its terms;

(c)            The Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery will be validly issued, fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to subscription or purchase any securities of the Acquiring Fund, under the Truth Social Declaration of Trust or Truth Social Bylaws or the laws of the State of Ohio;

(d)            The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by the Agreement in accordance with its terms will not, result in a violation of the Truth Social Declaration of Trust or the Truth Social Bylaws; and

(e)            The Truth Social Trust is a registered investment company classified as a management company of the open-end type under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund as of the Closing a certificate executed in the Target Fund’s name by the Tidal Trust I’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Tidal Trust I, on behalf of the Target Fund, shall have duly executed and delivered to the Truth Social Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Target Fund in and to the Target Assets.

7.3 The Target Fund shall have delivered to the Acquiring Fund the documents and information described in Sections 5.5 and 5.9.

7.4 The Tidal Trust I Board, including a majority of Trustees who are not “interested persons” of the Tidal Trust I as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of such transactions.

7.5 Godfrey & Kahn, S.C, counsel to the Target Fund shall have delivered to the Acquiring Fund on the Closing Date an opinion (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or trustees of the Target Fund) dated as of the Closing Date, covering the following points:

(a)            The Tidal Trust I has been formed as a statutory trust, is validly existing under the laws of the State of Delaware and is in good standing with the Secretary of State of Delaware, and has the power under the Tidal Declaration of Trust, Tidal By-Laws and Delaware law applicable to Delaware statutory trusts to enter into the Agreement and, to counsel’s knowledge, to own all of the Target Fund’s properties and assets as described in the N-14 Registration Statement with respect to the Reorganization;

(b)            This Agreement has been duly authorized, executed and delivered by the Tidal Trust I, on behalf of the Target Fund, and is a valid and binding obligation of the Tidal Trust I, on behalf of the Target Fund, enforceable against the Tidal Trust I and the Target Fund in accordance with its terms;

(c)            The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement in accordance with its terms will not, result in a violation of the Tidal Declaration of Trust or the Tidal By-Laws; and

(d)            The Tidal Trust I is a registered investment company classified as a management company of the open-end type under the 1940 Act, and, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TARGET FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with Delaware law, the provisions of the Tidal Declaration of Trust, and the 1940 Act and its rules thereunder. Certified copies of the voting results evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or Governmental Body in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of Governmental Bodies (including, but not limited to, those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Tidal Trust I and the Truth Social Trust shall have received the opinion of Practus, LLP dated as of the Closing Date and addressed to the Truth Social Trust and the Tidal Trust I, in a form satisfactory to each party, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) In accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and in accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) In accordance with Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) In accordance with Section 1223 of the Code, the holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the period during which the Acquired Asset was held by the Target Fund immediately prior to the transfer thereof (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) In accordance with Section 1032, no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

(f) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their Target Fund Shares as part of the Reorganization;

(g) In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(h) In accordance with Section 1223 of the Code, each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include period during which the Target Fund Shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets at the Effective Time;

(i) The Reorganization will not result in the termination of the Target Fund’s taxable year; and

(j) The Acquiring Fund will succeed to and take into account the items of the Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the U.S. Treasury regulations thereunder, if applicable.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.5.

8.6 The Tidal Trust I shall have caused to be prepared and delivered to the Truth Social Trust (i) at least twenty (20) business days prior to the Closing Date a preliminary statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement; and (ii) at least five (5) business days prior to the Closing Date an updated statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Tidal Trust I shall have delivered to the Truth Social Trust at the Closing a statement of the Target Fund’s Assets and Liabilities, as of Closing, that is prepared in accordance with GAAP and certified by the Treasurer of the Tidal Trust I.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, all fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement (“Reorganization Expense”) will be borne by Yorkville without regard to whether the Reorganization is consummated. Such Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement and other proxy materials; (b) postage; (c) printing; (d) solicitation costs of the Reorganization; (e) fees of the respective auditors and accountants; and (f) legal fees for each of Truth Social Trust, on behalf of the Acquiring Fund, and Tidal Trust I, on behalf of the Target Fund, provided however, that Yorkville’s responsibility for the payment of the legal fees for Tidal Trust I, on behalf of the Target Fund, shall not exceed [$               ].

Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio holdings made in connection with the Reorganization, these will be borne by the Target Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1)(F) of the Code, and (ii) it is intended that Yorkville will pay or assume only those expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

9.2 The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The Truth Social Trust, on behalf of the Acquiring Fund, and the Tidal Trust I, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Truth Social Trust and the Tidal Trust I. In addition, either the Truth Social Trust or the Tidal Trust I may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s board of trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s board of trustees that it will not or cannot be met; or

(c) a determination by the Tidal Trust I Board or the Truth Social Trust Board that the consummation of the transactions contemplated herein is not in the best interest of the shareholders of the Target Fund or the Acquiring Fund, respectively.

11.2 If either the Truth Social Trust or the Tidal Trust I wishes to terminate this Agreement, such party wishing to terminate shall deliver to the non-terminating party a written notice stating that such terminating party is terminating this Agreement, and setting forth a brief description of the basis on which such terminating party is terminating this Agreement. Any termination of this Agreement will be effective immediately upon the delivery of such written notice of the terminating party to the non-terminating party.

11.3 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Truth Social Trust, the Tidal Trust I, but Section 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund’s shareholders pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer of this Agreement or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Truth Social Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Truth Social Declaration of Trust, a copy of which is on file with the office of the Secretary of the State of Ohio. The execution and delivery of this Agreement have been authorized by the Trustees of the Truth Social Trust on behalf of the Acquiring Fund and signed by authorized officers of the Truth Social Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Truth Social Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Target Fund, or the liabilities of the Tidal Trust I as a whole, hereunder, shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Tidal Trust I personally, or the Tidal Trust I as a whole, and shall bind only the trust property of the Target Fund, as provided in the Tidal Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Tidal Trust I on behalf of the Target Fund and signed by authorized officers of the Tidal Trust I, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in the Tidal Declaration of Trust.

13.7 Each of the Truth Social Trust, on behalf of the Acquiring Fund, and the Tidal Trust I, on behalf of the Target Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Target Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Target Fund shall be discharged only out of the assets of the Acquiring Fund or Target Fund, respectively, and that no other series of the Truth Social Trust or the Tidal Trust I shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to the portfolio holdings or the shareholders, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification to and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Tidal Trust I and the Truth Social Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will (i) retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund and (ii) for a period of six (6) years following the Closing, shall and shall cause its respective representatives to, permit each other party, upon reasonable advance request, to inspect books, records and other documents at the principal place of business of such party for the purposes of preparing Tax returns and financial statements and responding to tax or financial statement audits or regulatory examinations or inquiries.

15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TIDAL TRUST I on behalf of the Target Fund

By:

Name:

Title:

TRUTH SOCIAL TRUST on behalf of the Acquiring Fund

By:

Name:

Title:

YORKVILLE AMERICA EQUITIES, LLC Solely with respect to Sections 5.11 and 9.1

By:

Name:

Title:

Exhibit B

Financial Highlights

Following the Reorganization, the Target Fund will be the performance and accounting survivor. The financial highlights in the following table are intended to help you understand the Target Fund’s financial performance for the fiscal periods indicated and are included in the Target Fund’s prospectus which is incorporated herein by reference. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s annual report on Form N-CSR, which is available upon request.

For a share outstanding throughout the periods presented

	Year Ended	Year Ended		Period Ended
	August 31, 2025	August 31, 2024		August 31, 2023(a)
PER SHARE DATA:

Net asset value, beginning of period	$36.51	$27.70		$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.21	0.24		0.16
Net realized and unrealized gain (loss)(c)	6.55	9.60		7.58
Total from investment operations	6.76	9.84		7.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(1.03)		(0.04)
Net realized gains	—	(0.00	)(d)	—
Total distributions	(0.19)	(1.03)		(0.04)

Net asset value, end of period	$43.08	$36.51		$27.70

TOTAL RETURN(e)	18.57%	36.45%		38.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$95,422	$77,574		$46,396
Ratio of expenses to average net assets(f)	0.65%	0.65%		0.65%
Ratio of net investment income to average net assets(f)	0.54%	0.76%		0.73%
Portfolio turnover rate(e)(g)	16%	24%		45%

(a)	Inception date of the Fund was October 10, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)	Amount represents less than $0.005 per share.
(e)	Not annualized for periods of less than one year.
(f)	Annualized for periods of less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

god Bless America ETF,

a series of Tidal Trust I

234 West Florida Street, Suite 700
Milwaukee, Wisconsin 53204

(855) 34-4080

and

Truth Social God Bless America ETF
a series of
Truth Social Funds
(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(804) 267-7400

[ ], 2026

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Proxy Statement and Prospectus dated [               ], 2026 (the “Proxy Statement/Prospectus”), that is being furnished to shareholders of God Bless America ETF (the “Target Fund”), an exchange traded fund organized as a separate series of Tidal Trust I (the “Target Fund Trust”), in connection with a special meeting of shareholders of the Target Fund (the “Meeting”) called by the Board of Trustees of the Target Fund Trust to be held at the offices of Tidal Trust I, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, on April 6, 2026 at [                a.m./p.m. Central time], as may be adjourned or postponed.

At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund Trust, on behalf of its series, the Target Fund, and Truth Social Funds (the “Acquiring Fund Trust”), on behalf of its series, Truth Social God Bless America ETF (the “Acquiring Fund”), pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204 or online at [               ].

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the Prospectus and Statement of Additional Information of the Target Fund, dated December 23, 2025, relating to shares of the Target Fund (SEC File No. 333-227298;

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2025 (SEC File No. 811-23377); and

Further information is included in the Proxy Statement/Prospectus and in the documents listed above. The Acquiring Fund is a newly-organized shell series of the Truth Social Funds with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund.

Supplemental Financial Information

Under the Plan, the Target Fund is proposed to be reorganized into the Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization of the Target Fund because the Acquiring Fund is a newly-organized shell series with no assets (other than seed capital) or liabilities, and will commence investment operations upon completion of the Reorganization in order to continue the operations of the Target Fund. The Target Fund will be the performance and accounting survivor of the Reorganization.

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the fundamental investment policies of the Acquiring Fund being different from the corresponding fundamental investment policies of the Target Fund, as discussed in more detail in the Proxy Statement/Prospectus. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

Additional Information About the Acquiring Fund

The discussion below relates to the Acquiring Fund and references to “the Fund” in the discussion below refers to the Acquiring Fund. References to the “Sub-Adviser” below refer to Curran.

General. This SAI relates to the Truth Social God Bless America ETF and should be read in conjunction with the prospectus of the Fund. No investment in shares should be made without reading the prospectus. The Fund is a diversified series of Truth Social Funds, an Ohio business trust (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Prior to October 8, 2025, the Trust operated as a corporation organized in another jurisdiction. Yorkville America Equities, LLC (“Yorkville” or the “Adviser”) serves as the investment adviser to the Fund. Curran Financial Partners, LLC (“Curran” or the “Sub-Adviser”) serves as a sub-adviser to the Fund. Tidal Investments, LLC (“Tidal” or the “Trading Sub-Adviser”) also serves as a sub-adviser to the Fund.

Pursuant to a reorganization scheduled to take place on [___, 2026], the Fund is the successor to a series of Tidal ETF Trust, the God Bless America ETF (the “Target Fund”). The God Bless America ETF was organized as a diversified series of the Tidal ETF Trust on July 12, 2022. The Tidal ETF Trust is an open-end investment company established under the laws of the State of Delaware by an Agreement and Declaration of Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund will issue and redeem Shares at net asset value (“NAV”) in aggregations of at least 10,000 Shares (each a “Creation Unit”). The Fund will issue and redeem Creation Units principally in-kind. The Fund reserves the right to offer creations and redemptions of Shares in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Fund is listed on a national securities exchange (the “Exchange”) as set forth below.

Fund	Ticker	Principal U.S. Listing Exchange
Truth Social God Bless America ETF	YALL	NYSE Arca, Inc.

Shares will trade on the secondary market at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as described herein – see the section titled “Placement of Creation Orders Outside the Clearing Process” of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Additional Information About Purchase and Redemptions” below.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus. The Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. For the fiscal year ended August 31, 2025, the Target Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, a Fund may invest in any type of security whose characteristics are consistent with its investment programs. This section contains a discussion of some of the investments the Fund may make and some of the techniques the Fund may use. To the extent particular investment techniques or instruments that are not described in the Principal Investment Strategies disclosure of the Fund’s prospectus, such investment techniques and instruments are not a part of the principal strategies and the corresponding risks are not principal risks of the Fund.

Principal Investment Strategies, Policies And Risks

Borrowing. Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

When-Issued Securities — A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to complete the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Foreign Securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when Shares cannot be sold.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Illiquid Investments and Restricted Investments. The Fund may invest in illiquid investments (i.e., investments that are not readily marketable) to the extent permitted under the 1940 Act. Illiquid investments include, but are not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws); investments that may only be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, immediately after the acquisition, such investments would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Sub-Adviser determines and monitors the liquidity of the portfolio investments and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the investment; and (4) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer. The term “illiquid investment” is defined as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of an investment may not be indicative of the liquidity of the investment. If such investments are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Sub-Adviser may determine that the investments are liquid.

Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell an investment under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Trust and the Sub-Adviser. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted investments which are not readily marketable, the Fund will take such steps set forth in its procedures as adopted by the Trust and the Sub-Adviser.

Investment Company Securities. The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. If the Fund invests in and, thus, is a shareholder of another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Money Market Funds. The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Trading Sub-Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Trading Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities Lending. The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax exempt entity, tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Temporary Defensive Strategies. Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, Trading Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

3.	May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not invest more than 25% of the value of its net assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

7.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund.

Except with respect to borrowing and circumstances where a Fund is required to “cover” its positions, if a percentage or rating restriction on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in such percentages or restrictions resulting from any cause other than actions by a Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified, a Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified: Open-end registered investment companies such as the Fund are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares and to divide those series into separate classes. The Fund currently offers one class of shares. The Fund has no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Fund’s Fundamental Policy #4 as described above, the Fund will consider, to the extent practicable and consistent with applicable rules, regulations of the SEC and applicable guidance from the staff of the SEC, investments of its underlying investment companies when determining its compliance with the policy.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser. Yorkville America Equities, LLC (the “Adviser”), 1012 Springfield Avenue, Mountainside, New Jersey 07092, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Florida limited liability company and was organized in 2025.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board. In addition, the Adviser: (i) furnishes office space and all necessary office facilities, equipment and executive personnel necessary for certain administrative services of the Fund; and (ii) is responsible for oversight of the Sub-Adviser and Trading Sub-Adviser. Under the Advisory Agreement, the Adviser assumes and pays, at its own expense and without reimbursement from the Trust, all ordinary expenses of the Fund, except the fee paid to the Adviser pursuant to the Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee 0.65%, calculated daily and payable monthly as a percentage of the Fund’s average daily net assets.

The Advisory Agreement was approved by the Trustees (including (including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”)) in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of up to two years from its effective date. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the Fund’s outstanding shares on not less than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believe that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Manager-of-Managers Structure

The Adviser and the Trust have filed an application for an exemptive order from the SEC that, if granted, will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. If granted, the SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

The Sub-Advisers. The Adviser has retained Curran Financial Partners, LLC (“Curran” or the “Sub-Adviser”), to serve as an investment sub-adviser of the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is an SEC-registered investment adviser and a South Carolina limited liability company founded in February 2015. In addition to the Fund, Curran provides investment advisory services to individuals and high net worth individuals.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser assists the Adviser in providing day-to-day management of the Fund’s portfolio. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the following annual rate  ___%. The Adviser has entered into a side letter agreement with the Sub-Adviser. Pursuant to this side letter agreement, the Adviser has agreed that, pursuant to its fiduciary obligations, it would not recommend to the Board to replace the Sub-Adviser subject to certain conditions.

The Adviser has also retained Tidal Investments, LLC (the “Trading Sub-Adviser”), to serve as sub-adviser for the Fund. The Trading Sub-Adviser is responsible for handling the day-to-day management of the Fund’s trading process, which includes Creation and/or Redemption basket processing. The Trading Sub-Adviser does not select investments for the Fund’s portfolio. The Trading Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, was formed in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and Tidal (the “Tidal Sub-Advisory Agreement”), for its services, the Trading Sub-Adviser is paid a fee by the Adviser which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets at an annual rate of ___%.

The Sub-Advisory Agreement and the Tidal Sub-Advisory Agreement (the “Sub-Advisory Agreements”) were approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act and by the Fund’s initial shareholder. The Sub-Advisory Agreements continues in force for an initial period of up to two years from its effective date. Thereafter, the Sub-Advisory Agreements are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the of the Fund’s outstanding shares or by the Adviser on not less than 60 days’ written notice to the Sub-Adviser or Trading Sub-Adviser, or by the Sub-Adviser or Trading Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreements provide that the Sub-Adviser or Trading Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers. As described in the prospectus, Adam B. Curran, CFA, and Charles A. Ragauss, CFA, serve as the Fund’s Portfolio Managers and are responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of ___, 2026:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ billions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ billions)
Adam B. Curran, CFA
Charles A. Ragauss, CFA

Conflicts of Interests. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser, Sub-Adviser and Trading Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. Each Portfolio Managers does not receive any special or additional compensation from the Sub-Adviser or Trading Sub-Adviser for his services as Portfolio Manager. Each Portfolio Manager’s compensation is based solely on the overall financial operating results of the Sub-Advise or Trading Sub-Adviser. The portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Sub-Adviser’s or Trading Sub-Adviser’s distributable profits and assets under management.

Portfolio Managers’ Share Ownership. As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Co-Administrator. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (“CFS” or the “Co-Administrator”) serves as the Fund’s co-administrator. In its capacity as co-administrator, CFS supervises certain aspects of the operations of the Fund. CFS provides certain administrative services and facilities to the Fund, including, among other responsibilities, assisting the other service providers in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Trust and the Fund. In addition, CFS makes available the office space, equipment, personnel and facilities required to provide such services. CFS also provides persons satisfactory to the Board to serve as officers of the Trust. CFS receives an asset-based fee computed daily and paid monthly on the average daily net assets of the Fund.

Fund Accountant, Co-Administrator, Transfer Agency and Other Services. Pursuant to a Fund Servicing Agreement with U.S. Bank Global Fund Services, LLC (“US Bank”), located at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, US Bank provides certain financial co-administration services (other than those provided by the Co-Administrator), and fund accounting services to the Fund. As financial co-administrator, US Bank performs services including but not limited to: (1) calculating Fund expenses; (2) calculating the Fund’s performance data; and (3) providing certain compliance support services. As fund accountant, US Bank maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. US Bank also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC.

For the financial co-administration and fund accounting services provided to the Trust, the Trust has agreed to pay to US Bank an annual asset based fee as a percentage of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements. US Bank is also entitled to fees for services that it renders with respect to the filing of Form N-PORT, its services related to liquidity risk management and out-of-pocket expenses.

Custodian. Pursuant to an ETF Custody Agreement with the Trust, US Bank National Association (“Custodian”), located at 5065 Wooster Rd, Cincinnati, Ohio 45226, serves as Custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on the Fund’s investments. Under the agreement, the Custodian also: (1) provides data required by the Adviser to determine the Fund’s Creation Basket and estimated All Cash Amount for each Business Day); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Funds’ custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below). As transfer agent, the Custodian issues shares of the Fund in Creation Units to fill purchase orders for the Fund’s shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

Distributor and Principal Underwriter. PINE Distributors, LLC (the “Distributor”) the Fund’s distributor, is located at 501 S. Cherry Street, Suite 610, Denver Colorado 80246. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Additional Information About Purchases and Sales.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Distribution Plan

The Trust has adopted a distribution and shareholder service plan (the “Plan”) with respect to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. There is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund may pay the Distributor or certain other parties an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor or the Fund may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor or other parties without regard to the distribution expenses incurred by the Distributor or other parties or the amount of payments made to other financial institutions and intermediaries. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund of the class(es) of Shares identified in Section 2(a) of this Plan, which activities may include, but are not limited to, the following:

1.                 payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Fund;

2.                 payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other distribution and shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers;

3.                 formulation and implementation of marketing and promotional activities, including, but  not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

4.                 preparation, printing and distribution of sales literature;

5.                 preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

6.                 obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

7.                 obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of a Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of a Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm, KPMG LLP audits the Fund’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Executive Officer for the Episcopal Church Building Fund since 2025, utilizing her financial knowledge and skills. Prior to her position as Executive Officer for the Episcopal Church Building Fund, Ms. Ivey served as Chief Financial Officer for the Episcopal Church Building Fund from 2022 to 2025.

Mr. Theo H. Pitt, Jr. has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

ETFs face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the Adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since October 2025	Chief Executive Officer, Episcopal Church Building Fund (national nonprofit organization) since January 2022, and Chief Financial Officer, Episcopal Church Building Fund from January 2022 to 2025. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	5	Independent Trustee of World Funds Trust for the 22 series of that trust; Independent Trustee of Precidian ETFs Trust for the 48 series of that trust; and Independent Trustee of ETF Opportunities Trust for the 176 series of that trust (each a registered investment company).
Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Since October 2025	Senior Partner, Community Financial Institutions consulting (bank consulting) since 1997.	5	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
				Investment Trust; Independent Trustee for Starboard Investment Trust for the seven series of that trust; Independent Trustee of World Funds Trust for the 22 series of that trust; Independent Trustee of Precidian ETFs Trust for the 48 series of that trust; and Independent Trustee of ETF Opportunities Trust for the 176 series of that trust (each a registered investment company).
Dr. David J. Urban 1955 Trustee	Indefinite, Since October 2025	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	5	Independent Trustee of World Funds Trust for the 22 series of that trust; Independent Trustee of Precidian ETFs Trust for the 48 series of that trust; and Independent Trustee of ETF Opportunities Trust for the 176 series of that trust (each a registered investment company).

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since October 2025	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration), October 2013 – present.

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since October 2025	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since October 2025	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since October 2025	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura Wright 1972 Assistant Secretary	Indefinite, Since October 2025	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), 2020 to present.
Robert Rhatigan 1982 Assistant Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), 2024 to present. Attorney, Dechert LLP from 2012 to 2024.
Soth Chin 1966 Chief Compliance Officer	Indefinite, Since October 2025	Managing Member of Fit Compliance, LLC (financial services compliance and consulting firm) since October 2016.
Julian G. Winters 1968 Assistant Chief Compliance Officer	Indefinite, Since October 2025	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser, Sub-Adviser, Trading Sub-Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Mr. Pitt and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Fund commenced operations in 2026 and, therefore the Fund’s Audit Committee did not meet during the 12-month period ended December 31, 2025.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. The Fund commenced operations in 2026 and, therefore the Fund’s Nominating and Corporate Governance Committee did not meet during the 12-month period ended December 31, 2025.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Fund commenced operations in 2026 and, therefore the Fund’s Qualified Legal Compliance Committee did not meet during the 12-month period ended December 31, 2025.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Each Trustee receives a retainer fee at the annual rate of $74,000 and the Independent Chairperson will receive an additional annual fee of $5,000, paid quarterly.  Annual fees may be adjusted quarterly based on the number of operating funds in the Trust. Additionally, each Trustee may receive a fee of $2,500 per special meeting. Compensation to be received by each Trustee from the Trust for the Fund’s first fiscal year is estimated as follows:

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
Mary Lou H. Ivey, Trustee		$$0	$0	$
Theo H. Pitt, Jr., Trustee		$$0	$0	$
Dr. David J. Urban		$$0	$0	$

* The Trust does not pay deferred compensation.

(1) The “Fund Complex” consists of the Fund and all other series of the Trust managed by the Adviser.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund of the Trust, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The Fund commenced operations in 2026 and, therefore the Trustees did not own any equity securities of the Fund as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	None
Theo H. Pitt, Jr.	None
Dr. David Urban	None

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser, Sub-Adviser, Trading Sub-Adviser or the principal underwriter and by the members of their immediate families. No front-end or deferred sales charges are applied to the purchase of Shares.

Policies Concerning Personal Investment Activities. The Fund, the Adviser, Sub-Adviser and the Trading Sub-Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund. The Fund commenced operations in 2026 and, therefore there were no principal shareholders as of December 31, 2025.

DETERMINATION OF NET ASSET VALUE

Calculation of Share Price

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s investment adviser as the Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Fund’s investment adviser, as the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation Units

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any business day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Transfer Agent processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”).

Generally, the Trust will issue and redeem Creation Units at NAV for “in kind” consideration, meaning the initiator of a creation or redemption order will deposit or receive as consideration a portfolio of all or some of the securities held in the Fund’s portfolio, plus a cash amount (an “In Kind Creation” and “In Kind Redemption”). At the discretion of the Sub-Adviser, the Fund may elect at any time, and from time to time, that the consideration for the purchase and redemption of Creation Units will be made entirely in a cash amount equal to the NAV of the shares that constitute the Creation Unit(s) (an “All Cash Amount”).

Creation Orders

The consideration for an In Kind Creation generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Sub-Adviser (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The Custodian, through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available, or unless the Sub-Adviser elects to receive an All Cash Amount in connection with the creation of Creation Units.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Sub-Adviser, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any

Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

The process for a creation order involving an All Cash Amount will be the same as the process for an In Kind Creation, except that the Cash Component will be the entirety of the amount deposited as consideration for the Creation Unit(s).

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Transfer Agent either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant. In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC for the account of a DTC Participant.

The Transfer Agent will process orders to purchase Creation Units received by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. In the case of an In Kind Creation, a custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections below entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. All Fund Deposits and/or Cash Component, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposits and/or Cash Component, as applicable, to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

All Fund Deposits and/or Cash Component, as applicable, made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the amount of an All Cash Amount, the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component (including All Cash Amounts) must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component or the All Cash Amount, as applicable, by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposits and/or Cash Components as newly constituted to reflect the then-current Deposit Securities and Cash Component, or the All Cash Amount, as applicable. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation Transaction Fee.”

Creation Units of an In-Kind Creation may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent, or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust’s custodial account. In addition, a transaction fee will be charged in all cases. See the section below entitled “Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Acceptance of Orders for Creation Units

The Trust reserves the right to reject a creation order transmitted to it by the Transfer Agent if: (1) the order is not in proper form; (2) if the Cash Component paid is incorrect; (3) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (6) there exist circumstances outside the control of the Trust, the Custodian, transfer agent, the Distributor and the Sub-Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Sub-Adviser, the Distributor or transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian, the transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is, one Business Day after trade date). To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units of an In Kind Creation to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Sub-Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the transfer agent. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units (whether by In Kind Creation/Redemption or for an All Cash Amount) on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (“Creation Transaction Fee”) in connection with creation orders that is intended to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund’s custodian for each creation order is $300.00.

In addition, a variable fee, payable to the Fund, of a percentage of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the In Kind Creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an In Kind Creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

The Creation Transaction Fee may be waived for the Fund when the Sub-Adviser believes that waiver of the Creation Transaction Fee is in the best interest of the Fund. When determining whether to waive the Creation Transaction Fee, the Sub-Adviser considers a number of factors including whether waiving the Creation Transaction Fee will: facilitate the initial launch of the Fund; facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Redemption Orders

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will also be redeemed at NAV principally in kind, although the Fund reserves the right to redeem all or a portion in kind, in each case less a transaction fee as described below. With respect to In Kind Redemptions, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for an In Kind Redemption of a Creation Unit consists of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash

Redemption Amount”), less a redemption transaction fee (see the section below entitled “Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”). However, as discussed in Appendix B, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+1 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

The process for a redemption order involving an All Cash Amount will be the same as the process for an In-Kind Redemption, except that the proceeds of the redemption will be paid entirely in cash. Proceeds of redemptions of Creation Units payable in an All Cash Amount will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Transfer Agent after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and/or the Cash Redemption Amount, as applicable, will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent receives an order for redemption outside the Clearing Process, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value”

computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Trust may in its discretion at any time, or from time to time, exercise its option to redeem Fund Shares solely for consideration in the form of an All Cash Amount, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may permit, in its sole discretion. In either case, the investor will receive an All Cash Amount payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard Redemption Transaction Fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by the Fund’s custodian for each redemption order is $300.00.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to the Fund in connection with the sale of the Fund Securities (expressed as a percentage value of such Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) redemptions made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the In Kind Redemption order process for redemption orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an In Kind Redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Regardless of form, the Redemption Transaction Fee (including any reimbursements related to in cash redemptions or additional variable fees for In Kind Redemptions) will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (currently, no more than 2% of the value of the shares redeemed).

The Redemption Transaction Fee may be waived for the Fund when the Sub-Adviser believes that waiver of the Redemption Transaction Fee is in the best interest of the Fund. When determining whether to waive the Redemption Transaction Fee, the Sub-Adviser considers a number of factors including whether waiving the Redemption Transaction Fee will: facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s Shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Custom Baskets

The Fund Securities to be deposited for the purchase of a Creation Unit, and the Fund Securities delivered in connection with a Redemption, may differ, and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and its affiliates may, out of its own resources and without additional cost to the Fund or its shareholders, pay a solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary.”)

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders (defined below) and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

1.	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
2.	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
3.	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
4.	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership that will hold shares of the Fund should consult its own tax advisor with respect to the purchase, ownership and disposition of Fund shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance that it will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders. As of the most recent fiscal year ended August 31, 2025, the Target Fund had net long-term capital loss carryovers and Short-Term Capital Loss Carryover of $304,219 and $165,461, which were transferred to the Fund and do not expire.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, Asset Test, and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to a shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by a U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales of shares or redemption of Creation Units and other dispositions of shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale of shares or redemption of Creation Units or other disposition of shares of the Fund will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s tax basis in the Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Code Section 351, the Fund would have a tax basis in the securities contributed in exchange for shares different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund must report its shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s. The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Fund shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of the U.S. shareholder’s purchase or upon the sale of Fund shares. The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals, estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Straddles. When the Fund enters into an offsetting position to limit the risk on another position, the “straddle” rules usually come into play. An option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions. The key features of the straddle rules are as follows:

The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

The Fund may not be able to deduct any interest expenses or carrying charges with respect to a straddle. During the offsetting period, any interest or carrying charges associated with the straddle generally are not currently tax deductible, but must be capitalized (added to cost basis).

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfies this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A RIC is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of shares of the Fund or to the Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income withholding tax. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions, would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier RIC or REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a share redemption by a Non-U.S. shareholder, in which case such shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividends will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the shares of the Fund of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax own advisors to determine the applicability of this requirement in light of their individual circumstances.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of shares of the Fund paid by the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

During the fiscal periods referenced in the table below, the Target Fund paid brokerage commissions in the aggregate amount of:

August 31, 2025	August 31, 2024	October 10, 2022 (commencement of operations) to August 31, 2023
$3,991	$3,482	$24,486

In selecting brokers and dealers to execute portfolio transactions, the Sub-Adviser may consider research and brokerage services furnished to the Sub-Adviser or their affiliates. The Sub-Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Sub-Adviser. In aggregating such securities, the Sub-Adviser will average the transaction as to price and will allocate available investments in a manner that the Sub-Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under their respective advisory agreements. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services. For the fiscal period from October 10, 2022 (commencement of operations of the Target Fund) to August 31, 2023, and for fiscal years ended August 31, 2024 and August 31, 2025, the Target Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research of other brokerage services to the Sub-Adviser or Trading Sub-Adviser.

In some cases the Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of "Regular Broker-Dealers”. The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of August 31, 2025, the Target Fund did not hold any securities of its “regular brokers and dealers.”

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund disclose on their website (www.XXXX.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.

In addition, certain information may also be made available to certain parties:

1.	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the Fund’s website, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition Files and the Fund Data Files (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on the Fund’s website after the close of markets in the U.S.

2.	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser, Sub-Adviser, Distributor and Custodian are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

1.	The Adviser and/or Sub-Adviser may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.

2.	Communications with Listing Exchanges: From time to time, employees of the Adviser, Sub-Adviser, Distributor and/or Custodian may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

3.	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to the Fund’s website.

4.	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to the Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service, and printers), as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statement and federal securities laws and regulations thereunder.

5.	The Fund files its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.

No consideration may be received by the Fund, the Adviser, Sub-Adviser, or any other person in connection with the disclosure of portfolio information. The Trust’s Chief Compliance Officer or his or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

DESCRIPTION OF SHARES

The Trust’s Restated Declaration of Trust (“Declaration of Trust”) authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

The Fund is authorized to issue one class of shares imposing no front-end or deferred sales charges, no 12b-1 fee and no service fee.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

The Declaration of Trust provides that a Shareholder may not bring a derivative court action, proceeding or claim on behalf of the Trust or any Fund without first making demand upon the Board requesting the Trustees to bring or maintain the action, proceeding or claim.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures. The Board of Trustees will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (XXX) XXX-XXXX or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) or through the Fund’s website at www.XXXX.com; and (3) on the SEC’s Internet website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Sub-Adviser, Trading Sub-Adviser, and the Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Target Fund as of and for the fiscal year ended August 31, 2025, are incorporated by reference to the Target Fund’s 2025 Annual Report filed with the SEC on November 10, 2025. Such report is incorporated herein by reference in reliance upon such report of Cohen & Company, Ltd, independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the annual audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

1.	Amended and Restated Agreement and Declaration of Trust effective October 22, 2025 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

2.	By-laws effective October 22, 2025 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

3.	Voting Trust Agreements – Not Applicable.

4.	Agreement and Plan of Reorganization between Registrant, on behalf of Truth Social God Bless America ETF and Tidal Trust I, on behalf of God Bless America ETF – Filed Herewith as Exhibit A to the Proxy Statement/Prospectus

5.	Instruments Defining Rights of Security Holder -- Declaration of Trust: Articles III, V, and VI defines the rights of holders of the securities being registered. (Certificates for units are not issued.) – see Exhibit (1)

6.	Investment Advisory Contracts

1.	Investment Advisory Agreement between the Registrant and Yorkville America Equities, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on January 28, 2026.

2.	Form of Sub-Advisory Agreement among the Registrant, Yorkville America Equities, LLC and Curran Financial Partners on behalf of the Truth Social God Bless America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on January 28, 2026.

3.	Form of Sub-Advisory Agreement among the Registrant, Yorkville America Equities, LLC and Tidal Investments, LLC on behalf of the Truth Social God Bless America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on January 28, 2026.

7.	1.	Distribution Agreement between the Registrant and PINE Distributors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

2.	Distribution Agreement between the Registrant and PINE Distributors, LLC on behalf of the Truth Social God Bless America ETF – to be Filed by Amendment.

8.	Bonus or Profit Sharing Contracts

9.	1.	Custody Agreement between the Registrant and US Bank National Association is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

2.	Custody Agreement between the Registrant and US Bank National Association on behalf of the Truth Social God Bless America ETF – To be Filed by Amendment.

10.	1.	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 of the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

2.	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 of the Registrant on behalf of the Truth Social God Bless America ETF – To be Filed by Amendment.

11.	Form Of Opinion and Consent of Practus, LLP regarding the legality of securities registered with respect to the Truth Social God Bless America ETF*

12.	Form of Opinion and Consent of Practus, LLP supporting the tax matters and consequences discussed in the Prospecuts.*

13.	Other Material Contracts

1.	Fund Servicing Agreement between the Registrant and U.S. Bank Global Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

2.	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

3.	Sub-License Agreement is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on December 23, 2025.

14.	Other Opinions and Consents – Cohen & Company, Ltd. Consent*

15.	Omitted Financial Statements – Not Applicable

16.	Power of Attorney for Mary Lou H. Ivey, Dr. David J. Urban, and Theo H. Pitt, Jr. is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 97 on Form N-1A filed on November 21, 2025.

17.	Truth Social God Bless America ETF Proxy Card*.

* Filed Herewith

ITEM 17: UNDERTAKINGS

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization delivered at the closing of the reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Richmond, Commonwealth of Virginia, on the 29th day of January, 2026.

TRUTH SOCIAL FUNDS

By: /s/ Karen M. Shupe
Karen M. Shupe
Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date

*Mary Lou H. Ivey	Trustee	January 29, 2026

*Theo H. Pitt, Jr.	Trustee	January 29, 2026

*Dr. David J. Urban	Trustee	January 29, 2026

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	January 29, 2026
Karen M. Shupe

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	January 29, 2026
Ann T. MacDonald

*By: /s/ Karen M. Shupe
Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on November 21, 2025 (Accession No. 0001104659-25-114945)

EXHIBITS

(11)	Form of Opinion and Consent of Counsel of Practus, LLP regarding legality of securities registered with respect to the Truth Social God Bless America ETF

(12)	Form of Opinion and Consent of Practus, LLP supporting the tax matters and consequences discussed in the Prospectus

(14)	Other Opinions and Consents – Cohen & Company, Ltd. Consent

(17)	Trutch Social God Bless America ETF Proxy Card